SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION
                    Information Statement Pursuant to Section
                  14(c) of the Securities Exchange Act of 1934

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      Only (as permitted by Rule 14c-5(d)(2).

|_|   Definitive Information Statement

                          Commission File No. 000-30294
                                             -----------

                               DIALOG GROUP, INC.
                               -------------------

                (Name of Registrant as Specified in its Charter)

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

                                Dialog Group, Inc

                      ------------------------------------

                            Notice of Annual Meeting

                   10:00 O'clock AM, Wednesday, May 10th, 2006

                      ------------------------------------

      Please take notice that the Annual Meeting of the holders of the Common Stock the Class B and B-1, and Class E Preferred Stock of Dialog Group, Inc, (the "Company") shall be held at the Offices of the Company 257 Park Avenue South, 12th Floor New York, New York 10010 at eight o'clock, AM on the 10th day of May 2006 to consider all of the following:

      1. Election of four Directors for a term of one year.

      2. Authorize a consolidation of the Company's Common Stock.

      3. Decrease of the authorized number of shares of Common Stock to 75,000,000.

      4. Approval of amendments to the Class E Preferred Stock Designation.

      5. Approval of Amendments to the 2002 Employee Stock Option Plan.

      6. Any other business as may properly come before the meeting.

      No proxies will be solicited by the Company's management in connection with this meeting.

                                                     Respectfully submitted,


                                                     Mark Alan Siegel
                                                     Secretary of the Company

                               Dialog Group, Inc.

                      ------------------------------------

                              INFORMATION STATEMENT
                         Annual Meeting of Stockholders
                            to be held May 10th, 2006

                      ------------------------------------

This Information Statement is furnished by Dialog Group, Inc. (the "Company") in connection with the Company's Annual Meeting of Stockholders to be held on May 10th, 2006 at 8:00 A.M. at the Company's offices, 257 Park Avenue South (Twelfth Floor Conference Room), New York, New York. This Information Statement was first mailed to holders of Class B and B-1, and Class E Preferred and Common Stock on or about April 15th, 2006. The mailing address of the Company's executive office is 257 Park Avenue South, New York, NY 10010.

Annual Report

A copy of the Company's 2004 and 2005 Annual Reports on Form 10-KSB, including consolidated financial statements for the Fiscal Years concluded on December 31, 2003 ("FY2003"), December 31, 2004 ("FY 2004") and December 31, 2005 (FY 2005"),
have been mailed to all the Company's stockholders of record with this Information Statement. The Annual Report is not part of this Information Statement.

Outstanding Voting Securities and Voting Rights

The Board of Directors fixed the close of business on March 14th, 2006 as the record date for determining the stockholders eligible to vote at the meeting. As of the record date, the Company had outstanding 49,332 and 256,526 shares, respectively of its B and B-1 Preferred Stock, 99.5 shares of its Class E Preferred Stock, and 198,482,755* shares of its Common Stock. The holder of each share of the Class B and B-1 Preferred Stock is entitled to 40 votes per share with respect to the election of directors and one vote per share on all other questions. The holder of each share of Class E Preferred Stock is entitled to 83,333 votes on all questions. The holder of each share of Common Stock is entitled to one vote per share on all questions.

You may vote your shares either by attending the meeting or submitting a written consent in lieu of a meeting indicating how you cast your vote on any question scheduled to come before the Annual Meeting. The Company will not provide any consent form to you. Any written consent you may submit is solely for your convenience and does not appoint or authorize anyone to vote on your behalf. This is not a solicitation to send a proxy appointing anyone to vote on your behalf, which will not be accepted if submitted.

The number of shares held by investors who are present or who have submitted a written consent will determine the presence of a quorum.

                      We Are Not Asking You for a Proxy and
                    You are Requested Not To Send Us a Proxy

--------------------------------------------------------------------------------
* Does not include approximately 121,406 shares to which creditors are entitled under the Plan of Reorganization which have not been claimed.

      On the record date, Peter V. DeCrescenzo, President, Chief Executive Officer, and a Director of the Company, controlled, directly or indirectly, 103,795 shares Class B-1 Preferred Stock, constituting about 40% of the outstanding Class B-1 Preferred Shares (about 34% of all Class B preferred shares as a group), 24 shares of the outstanding Class E Preferred Stock, constituting about 24 % of the outstanding Class E Shares, and 60,818,435 shares of Common Stock, constituting about 31 % of the outstanding Common Shares. In the aggregate, Mr. DeCrescenzo holds about 29.8% of the total voting shares. Mr. DeCrescenzo has informed the Company that he intends to vote his shares for the election of the entire slate of directors and in favor of all the other agenda items.

      In April 2005, Pearl Street Holdings plc, an English company controlled by Stephen Dean and Vince Nicholls lent Dialog Group $550,000 and purchased $555,000 of the Company's Convertible Notes from the Griffin Crossover Fund, LLC. These shares are convertible into 110,500,000. Pearl could own, after conversion of all its notes, almost 35.8% of the Dialog Group common stock, representing about 33.0% of the total voting shares. At that time, Pearl, and its directors and officers, Stephen Dean and Vince Nichols, would be included in the control group of Dialog Group. Pearl has the right to designate one person for election as a director at the May 11th, 2006 annual meeting and thereafter elect a Pearl designee so long as Pearl Street Holdings owns or can obtain on exercise of instruments already owned at least twenty-five percent of the fully diluted common stock of Dialog Group. Pearl declined to designate a successor to John Hand, its original designee, for election at this meeting. Mr. Hand had served as a director from August 11, 2005 to February 9, 2006.

      As of December 30, 2005, Dialog Group sold all of the equity of AdValiant, Inc., an Ontario corporation back to its original owners. The original transaction, consummated on June 30, 2005, provided that the owners of AdValiant would have had the right to receive up to approximately 336,685,584 shares of Dialog Group common stock if certain goals were met. AdValiant shares which were exchangeable for 252,514,188 of the shares of Dialog Group common stock remained in escrow until they are earned. The remaining AdValiant shares, exchangeable for 84,171,396 shares of Dialog Group common stock, were issued to Empire Media, Inc., a company controlled by Peter Bordes which owns one-half of AdValiant USA and Mssrs. Manhas and Wise, who each own a quarter of AdValiant USA. After AdValiant was acquired, Peter Bordes, the controlling person of Empire Media, and Matt Wise and Jivan Manhas were then deemed to have joined the control group of Dialog Group and Mr. Bordes was elected to the Board of Directors.

      As a result of the resale, all the AdValiant Exchangeable Shares and the right to exchange them for Dialog Group common stock were cancelled, the Class F Voting Preferred was returned to Dialog Group for cancellation, AdValiant agreed to pay certain liabilities of AdValiant USA, and the newly restored owners of AdValiant agreed to pay Dialog Group $242,000 with interest during the next eighteen months. Shortly thereafter, Mr. Bordes, who had been elected a director on August 11, 2005, resigned as a director. He remains the holder of slightly over five (5%) percent of the common shares.

      After the record date, on March 22, a group of five investors associated with Midtown Partners & Co. LLC purchased convertible debentures with an aggregate initial principal of $278,778. The debentures mature in 2008 and bear interest at the rate of 12% per annum; it is payable monthly in cash. The principal and any unpaid interest is convertible, at the holders election, into common stock at the rate of one share of common stock for each $0.01 or principal or interest converted.

      In addition, the investors received warrants to purchase a total of 8,393,347 for $0.01 per share. The warrants are exercisable immediately and expire on the tenth anniversary of their issue. In addition, they provide for cashless exercise.

      In connection with this transaction, the investment banking firm of Midtown Partners & Co. LLC received an investment banking fee of $ 27,778 plus a $2,000 non-accountable expense allowance. In addition, as additional compensation, the Company issued identical ten-year warrants to purchase 5,009,002 shares of common stock for $.01 per share.

      If all the debentures and warrants were converted or exercised, the Midtown group would own a total of up to about 40,000,000 shares, about 29% of the then outstanding common shares and about 15% of all the voting shares. If all the convertible securities now outstanding were to be converted, the Midtown group would own about 9 percent of the equity securities. Thus, depending op the circumstances under which the debentures are converted and the warrants exercised, the Midtown group might join the present control group.

      On March 24, 2005 Peter DeCrescenzo, the company's president agreed that he would convert $100,000 of and past due 2005 and 2006 accrued salary and unpaid vacation pay into convertible debentures on the same terms as the Midtown Partners investors. In addition, on the same day, Vincent DeCrescenzo, Sr. the company's executive vice president agreed that he would convert $100,000 of past due 2005 and 2006 accrued salary and unpaid vacation pay into convertible debentures on the same terms as the Midtown Partners investors. However, no compensation was paid with respect to these transactions.

Common Stock Ownership by Directors and Executive Officers

      The following table sets forth information, as of March 14, 2006, with respect to the beneficial ownership of the Company's Common Stock by (a) the present executive officers and directors and nominees for Director of the Company and (b) the present directors and officers of the Company as a group. Unless otherwise noted, the shares are owned directly or indirectly with sole voting and investment power.

       ------------------------------------------------------ ----------------------------- -------------------
               Name and Address of Beneficial Owner               Amount and Nature of       Percent of Class
                                                                Beneficial Ownership (1)           (1)
       ------------------------------------------------------ ----------------------------- -------------------
       Peter V. DeCrescenzo,                                            86,970,227 (2)            23.5%
       President and a Director
       257 Park Avenue South
       New York, NY 10010
       ------------------------------------------------------ ----------------------------- -------------------
       Vincent DeCrescenzo,                                             19,950,156 (3)             5.4%
       Executive Vice-President and a Director
       257 Park Avenue South
       New York, NY 10010
       ------------------------------------------------------ ----------------------------- -------------------
       Adrian Stecyk, a Director                                         3,189,000 (4)             * %
       17 State Street
       New York, New York 10021
       ------------------------------------------------------ ----------------------------- -------------------
       Richard P. Kundrat, a Director                                    2,511,765 (5)             * %
       39 Flaming Arrow Road
       Mahwah, New Jersey 07430
       ------------------------------------------------------ ----------------------------- -------------------
       All present officers and directors                              145,268,922 (6)            39.3 %
        as a group (8 persons)
       ------------------------------------------------------ ----------------------------- -------------------
                  * Less than one percent

(1) All numbers include, as of the record date, 12,234,320 shares issuable upon conversion of the Class B and B-1 Preferred Stock, 8,291,634 shares issuable upon conversion of the Class E Preferred Stock, 134,904,500 shares issuable upon conversion of convertible notes, and 15,919,140 shares issuable upon exercise of warrants or options but do not reflect approximately 121,406 shares to which creditors are entitled under the Plan of Reorganization which have not been claimed. They are based upon information furnished to the Company by the security holders or obtained from the stock transfer books of the Company. Other than indicated in the notes, the Company has been informed that these persons have sole voting and investment power with respect to their shares. Certain options disclosed hereunder may not have been fully vested as of the date of this report.

(2) This includes 60,818,435 shares of Common Stock now held by Mr. DeCrescenzo personally and by retirement trusts for him and his spouse, 4,151,800 shares of Commons Stock issuable upon conversion of 103,795 shares Class B-1 Preferred, 1,999,992 issuable upon conversion of 24 shares of the Class E Preferred Stock, and 20,000,000 shares issuable upon the exercise of convertible notes, warrants, and employee stock options.

(3) This includes 15,243,731 shares of Common Stock now held and 664,760 shares of Common Stock issuable upon conversion of 16,619 shares Class B-1 Preferred, 416,665 issuable upon conversion of 5 shares of the Class E Preferred Stock, and 3,625,000 shares issuable upon the exercise of convertible notes, warrants, and employee stock options.

(4) Includes 239,000 shares of Common Stock and 2,950,000 shares issuable upon the exercise of convertible notes and stock options.

(5) Includes 2,311,765 shares of Common Stock and 300,000 shares issuable upon the exercise of stock options.

(6) This includes 80,213,873 shares of Common Stock now held and 5,940,600 shares of Common Stock issuable upon conversion of 148,515 shares Class B-1 Preferred, 3,874,985 shares issuable upon conversion of 47 shares of the Class E Preferred Stock, and 33,567,000 shares issuable upon the exercise of convertible notes, warrants, and employee stock.

Principal Holders of Common Stock.

The following table sets forth information, as of March 14, 2006, with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock

             ---------------------------------------------------- ------------------------------- -------------------
                    Name and Address of Beneficial Owner               Amount and Nature of        Percent of Class
                                                                     Beneficial Ownership (1)            (1)
             ---------------------------------------------------- ------------------------------- -------------------
             Peter V. DeCrescenzo                                            86,970,227 (2)             23.5%
             257 Park Avenue South
             New York, NY 10010
             ---------------------------------------------------- ------------------------------- -------------------
             Vincent DeCrescenzo                                             19,950,156 (3)              5.4%
             257 Park Avenue South
             New York, NY 10010
             ---------------------------------------------------- ------------------------------- -------------------
             Cede & Co. (4)                                                  21,672,464                  5.9%
             55 Water Street
             New York, NY 10004
             ---------------------------------------------------- ------------------------------- -------------------
             Mercury Group plc                                               13,708,020 (5)              3.7%
             f/k/a Cater Barnard PLC
             6 Lloyds Avenue
             London EC3N 3AX
             England
             ---------------------------------------------------- ------------------------------- -------------------
             Peter Bordes                                                    13,919,439 (6)              3.7%
             62 White Street, Suite 3E
             New York, NY 10013
             ---------------------------------------------------- ------------------------------- -------------------

(1) All numbers include, as of the record date, 12,234,320 shares issuable upon conversion of the Class B and B-1 Preferred Stock, 8,291,634 shares issuable upon conversion of the Class E Preferred Stock, 134,904,500 shares issuable upon conversion of convertible notes, and 15,919,140 shares issuable upon exercise of warrants or options but do not reflect approximately 121,406 shares to which creditors are entitled under the Plan of Reorganization which have not been claimed. They are based upon information furnished to the Company by the security holders or obtained from the stock transfer books of the Company. Other than indicated in the notes, the Company has been informed that these persons have sole voting and investment power with respect to their shares. Certain options disclosed hereunder may not have been fully vested as of the date of this report.

(2) This includes 60,818,435 shares of Common Stock now held by Mr. DeCrescenzo personally and by retirement trusts for him and his spouse, 4,151,800 shares of Commons Stock issuable upon conversion of 103,795 shares Class B-1 Preferred, 1,999,992 issuable upon conversion of 24 shares of the Class E Preferred Stock, and 20,000,000 shares issuable upon the exercise of convertible notes, warrants, and employee stock options.

(3) This includes 15,243,731 shares of Common Stock now held and 664,760 shares of Common Stock issuable upon conversion of 16,619 shares Class B-1 Preferred, 416,665 issuable upon conversion of 5 shares of the Class E Preferred Stock, and 3,625,000 shares issuable upon the exercise of convertible notes, warrants, and employee stock options.

(4) Cede & Co, as the nominee of Depository Trust Company, is the record bunt not the beneficial owner of 21,672,464 shares of Common Stock.

(5) This includes 13,708,020 shares held of record, constituting 6.9% of the outstanding Common Stock.

(6) This includes 10,675,559 shares of Common Stock, constituting 5.4% of the issued and outstanding common, 34,880 shares of Commons Stock issuable upon conversion of 872 shares Class B-1 Preferred, and 3,200,000 shares issuable upon the exercise of warrants.

Section 16(a) Beneficial Owners

      Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, executive officers, and beneficial holders of more than 10% of the Company's Common Stock are required to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on our records and other information, the Company believes that during FY 2005, Peter DeCrescenzo and Vincent DeCrescenzo, executive officers and directors, failed to file forms 4 or 5 for the acquisitions below. No shares were sold. During December 2003 and March 2004, Peter DeCrescenzo made gifts of 410,000 shares. In September of 2005, he made additional gifts totaling 260,000. As of the date hereof, Peter DeCrescenzo and Vincent DeCrescenzo have filed their forms.

Name                    Date              Class of Shares      Number of Shares
----                    ----              ---------------      ----------------

Peter DeCrescenzo       January 2005      Common                      759,484
                        March 2005        Common                   17,153,846
                        April 2005        Convertible Note           $100,000
                        June 2005         Common                      320,000
                        July 2005         Common                      475,000

                        August 2005       Warrant                   4,000,000

                        November 2005     Common                      350,000

                        December 2005     Common                   15,384,615

Vincent DeCrescenzo     January 2005      Common                       63,290
                        March 2005        Common                    8,292,308

      Richard Kundrat, a director, did not file a Form 3 until January 18, 2005 although he had become a director in 2003. His form showed his acceptance of a total of 2,211,765 shares as compensation for his service as a director and the grant to him of options to purchase 300,000 shares of common stock.

Agenda Item 1     Election of Directors

      Four directors are to be elected to hold office for approximately one year until the next Annual Meeting and until their successors have been duly elected and qualified. All nominees are presently members of the Board of Directors. The four present directors were elected at the last annual meeting, held in May 2004. The Company has no reason to believe that any of the nominees will not serve if elected. Board vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director. The executive officers are appointed by the Board and serve at its pleasure.

      The four directors receiving the highest number of votes will be elected. When voting on the election of directors, each share of Common Stock casts one vote, each share of Class B and B-1 Preferred Stock casts forty votes and each share of Class E Preferred Stock casts 83,333 votes. The Company's Certificate of Incorporation does not provide cumulative voting rights to the stockholders of any class. Messrs. Peter DeCrescenzo and Vincent DeCrescenzo have informed the Company that they will vote all the Common and Classes B-1 and E Preferred shares under their control for the election of each nominated director. Similar assurances have been received from Cindy Lanzendoen, who holds, directly or indirectly, shares casting 11,150,047 votes for director, and Mark Alan Siegel, who holds, directly or indirectly, shares casting 12,907,360 votes for director. These votes constitute more than a majority of the votes likely to be cast for the election of directors and assure that they will all be elected.

      The following sets forth information about each nominee for election at this Annual Meeting and the Company's other executive officers.

Peter V. DeCrescenzo (55) Nominee for Director, Director, President of the Company, and Chief Executive Officer since March 2003 and Chairman of the Board since April 2003.
      He has served as Chief Executive Officer and President of the Company since its acquisition of HealthCare Dialog on March 2003. In April 2004, Mr. DeCrescenzo was elected to the board of NuVim, Inc. a company of which Mr. Kundrat, a director of Dialog Group and a candidate for re-election serves as Chairman and CEO. From November 2000 until the acquisition, Mr. DeCrescenzo served as President, Chief Executive Officer, and a director of HealthCare Dialog where he headed its strategic and creative services group and its interactive group. Before HealthCare Dialog was organized, Mr. DeCrescenzo was, in 1992, the founding partner of PVD and Partners, a full-service healthcare marketing communications agency. He was also senior vice president and partner at MD Direct, a healthcare marketing communications company specializing in direct marketing to physicians and consumers, where he developed Patient Select, the first and largest direct-to-consumer database of its kind. MD Direct was later acquired by Carlson Marketing. Peter DeCrescenzo's healthcare marketing career began at Sterling Drugs, where he held positions in sales, promotional services, and group brand management. After 14 years with Sterling Drugs, he joined American Home Products Corporation as director of marketing for Ayerst Labs. From American Home Products, he joined Sandoz Pharmaceuticals as product marketing director. Peter DeCrescenzo left Sandoz to become a partner at MD Direct.

Vincent DeCrescenzo, Sr. (61) Nominee for Director, Director, Executive Vice-President of the Company, Chief Operating Officer, and Chief Financial Officer since March 2003
      He has served as Chief Operating Officer and Executive Vice-President of the Company since its acquisition of HealthCare Dialog on March 2003. Prior to that he served as Chief Operating Officer and a director of HealthCare Dialog since November 2000 where he led the production services organization. Before joining Healthcare Dialog, Mr. DeCrescenzo was, from 1996, the Chief Operating Officer of PVD and Partners and of four spin-off companies. Vincent DeCrescenzo worked for Bradlees Discount Stores for over a decade beginning in 1980, starting as a single unit store manager and progressing to Regional Vice President for New England and membership in the Bradlees Operating Committee. As Regional Vice President, he had full profit and loss responsibility for 50 stores, over $500,000,000 in sales, and a store population that peaked at over 10,000 employees.

Adrian Stecyk (45) Nominee for Director, Director of the Company since December 2001.
      From December 2001 until March 2003 he served as the Company's President. He is the Chief Executive Officer and Director of Griffin Securities plc, a US based investment banking and NASD registered brokerage firm and has served in that position since 1997. He has been a director of Griffin Group plc since July 2000. Mr. Stecyk has a B.S. in Engineering and M.B.A. from Boston University. From 1980 to 1986, Mr. Stecyk was member of the Technical Staff at Charles Stark Draper Laboratory, a technology research and development company. Mr. Stecyk co-founded Griffin Capital Management Corp., a registered Investment Advisor, where he was responsible for asset management and investment advisory services to major institutions.

Richard P. Kundrat (62) Nominee for Director, Chairman and Chief Executive Officer of NuVim, Inc., Director of the Company since May, 2003.
      Mr. Kundrat is presently the Chairman and Chief Executive Officer of NuVim, Inc. NuVim, headquartered in Paramus, NJ since March 2000. NuVim is a marketing, production, and distribution company with its roots in 40 years of biological clinical research and development. Before that he had 27 years of service with the Unilever Corporation from which he retired in 1996 as General Manager and Vice President. In 1996, he founded the business management firm of Kundrat Associates, Inc. and remained with that firm until he began his association with NuVim.

      Peter DeCrescenzo and Vincent DeCrescenzo are brothers. The Company knows of no other family relationships among its senior leadership.

Board Participation

      All the nominees who were members of the Board of Directors participated in all 8 meetings held since they were elected in 2004. In addition, on 13 occasions since May 2004, actions were taken by written consent.

Corporate Governance

      Board Committees

      Although the Company is not required to have independent directors or committees, it has endeavored to recruit independent people to serve as directors. The Company has not been able to attract many independent directors because of its financial instability and the lack of sufficient Directors' and Officers' Liability Insurance. As a result, the Board only includes two independent directors.

      The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominations Committee. All three committees have received charters from the Board of Directors. The Charters are intended to provide policy guidance and protect the responsibility and independence of each committee. Copies of each committee's charter are attached to this Information Statement as Exhibits A, B, and C, respectively.

      Audit Committee

      The Audit Committee oversees the relationship with independent auditors, audits of financial statements, internal accounting and financial reporting processes, and systems of financial controls. They select, hire, and, if necessary, terminate the independent auditors; oversee the integrity of the financial statements and compliance with legal and regulatory requirements as affects financial statements; approve the audit and non-audit services to be performed by the independent auditors; generally review any earnings announcements and other public announcements regarding our results of operations, including the periodic reports that the Securities and Exchange Commission requires; and review the adequacy and effectiveness of DGI's internal controls and critical accounting policies.

      The Audit Committee is comprised Messrs. Kundrat and Stecyk. Mr. Kundrat was appointed Chairman. The Board has determined all members of the Audit Committee are independent under the rules of the National Association of Securities Dealers. The Board has determined that Mr. Stecyk and Mr. Kundrat qualify as an "audit committee financial expert," as defined by the rules of the Securities and Exchange Commission.

      Compensation Committee

      The Compensation Committee negotiates the compensation and benefits of our executive officers, and develops plans to benefit the officers, directors, and employees. They also set and review the performance objectives and actual performance of all officers; and administer the stock option plan.

      The Compensation Committee is comprised of Mr. Stecyk, who serves as Chairman. The Board has determined that the member of the Compensation Committee is independent under the rules of the National Association of Securities Dealers..

      Corporate Governance and Nominations Committee

      The Corporate Governance and Nominations Committee is primarily responsible for establishing, evaluating and overseeing the recently adopted Code of Ethics and Business Conduct. A copy of the Code is attached to this Information Statement as Exhibit D. The other major responsibility is to assist the Board by identifying and recommending individuals qualified to become independent members of Board of Directors.

      The Committee also reviews any correspondence from our stockholders, has established a policy for considering stockholder nominees for election to our Board of Directors which it uses to evaluate and recommend candidates for election to our Board of Directors and monitors compliance with our Code of Ethics and Business Policy.

      The policy of the Nominating Committee towards candidates for director suggested by security holders is to welcome qualified independent directors who are willing to serve the Company. Any holders of any Dialog Group securities who wish to nominate directors for the 2007 Annual Meeting should contact the company's Secretary at the Company's main office. Any honest person with a business background, particularly if they qualify as a financial expert, will be carefully reviewed. All candidates will receive a careful review regardless of the source of their nomination.

      The Corporate Governance and Nominations Committee is comprised of Messrs. Stecyk and Kundrat. Mr. Stecyk serves as Chairman. The Board has determined that all members of the Corporate Governance and Nominations Committee are independent under the rules of the National Association of Securities Dealers.

Executive Compensation

Executive Officer Employment Agreements

      The Company has employment contracts with both of its Executive Officers, Peter DeCrescenzo, who serves as President and CEO, and Vincent DeCrescenzo, Sr., who serves as Chief Operating Officer and CFO. The agreements, initially signed in February 2003, when Healthcare Dialog was acquired, provided for annual salaries of $250,000 and $150,000, respectively, for the initial term ending December 31, 2004. The agreements provide for an annual bonus of up to 25% of the base salary if the executive meets performance goals fixed annually by the Board of Directors; both executives have agreed to waive these bonus provisions with respect to 2004 and 2005 results.

      At the end of each term, the agreements provide for automatic annual renewals (including a cost of living increase of at least the increase in the Consumer Price Index) or, if not renewed, for the payment of one year's additional salary. Both executives waived the cost of living adjustments for 2005. The agreements provide for the Company's standard benefits and fringes and as well as automobile allowances, health insurance and other insurance benefits, health club access, and a housing allowance or access to apartments leased by the Company for the executives' use.

Compensation

      The following table sets forth a summary of all compensation awarded to, earned by or paid to, the Company's Chief Executive Officer and the other executive officers of the Company whose compensation exceeded $100,000 per annum for services rendered in all capacities to the Company and its subsidiaries during Fiscal Years ended December 31, 2006, December 31, 2004, December 31, 2003, and December 31, 2002. Data with respect to Peter V. DeCrescenzo, Vincent DeCrescenzo, and Cindy Lanzendoen includes compensation received from Healthcare Dialog prior to its acquisition.

                                              SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------

                                                         Annual Compensation                      Long Term Awards
---------------------------------------------------------------------------------------------------------------------------
                                                                                               Securities
Name and                          Fiscal                                   Other Annual        Underlying      All other
Principal Position                 Year           Salary         Bonus   Compensation ($)       Options       Compensation
-------------------------------- ---------- ------------------- -------- ------------------ ----------------- -------------
Peter V. DeCrescenzo,              2005     $191,346(2)           -0-     $55,834(5)                  -0-          -0-
Director, Chairman, President,     2004     $206,351(3)           -0-     $79,405(6)             200,000           -0-
and Chief Executive Officer(1)     2003     $120,868(4)           -0-     $43,050                200,000           -0-
                                   2002     $113,800              -0-          -0-                    -0-          -0-
-------------------------------- ---------- ------------------- -------- ------------------ ----------------- -------------

---------------------
(1) Mr. Peter DeCrescenzo was elected to these positions effective March 1, 2003. All Compensation shown was paid by Healthcare Dialog, Inc. prior to its acquisition by the Company on that date.
(2) Only $43,982 was paid in cash; the balance is the amount of accrued wages paid with common stock and a remaining year end accrual of $18,519. In addition, Mr. DeCrescenzo has accumulated $28,846 of accrued vacation.

-------------------------------- ---------- ------------------- -------- ------------------ ----------------- -------------
Vincent DeCrescenzo, Sr.,          2005     $118,077(8)           -0-     $24,966(11)                 -0-          -0-
Director,  Executive Vice          2004     $124,432(9)           -0-     $37,384(12)            250,000           -0-
President, and Chief Operating     2003     $  81,768(10)         -0-     $12,493                250,000           -0-
Officer(7)                         2002     $136,500              -0-          -0-                    -0-          -0-
-------------------------------- ---------- ------------------- -------- ------------------ ----------------- -------------
Cindy Lanzendoen,                  2005     $166,731(14)          -0-     $49,310(17)                 -0-          -0-
administrative head of the         2004     $117,971(15)          -0-     $32,722(18)            150,000           -0-
HealthCare Dialog Division(13)     2003     $102,537(16)          -0-     $32,959                150,000           -0-
                                   2002     $136,500              -0-          -0-                    -0-          -0-
-------------------------------- ---------- ------------------- -------- ------------------ ----------------- -------------

      Option Grants in the Last Three Fiscal Years

      All option grants and plans predating the effective date of the Plan of Reorganization in December 2001 were cancelled by the Plan.

      In January 2002, the Board of Directors adopted the 2002 Employee Stock Option Plan (the "Option Plan"). The Plan was approved by the Company's stockholders in November of 2002 and modified to increase the number of shares subject to option from 5,000,000 to 10,000,000 at the shareholders meeting in May, 2003.

--------------------------------------------------------------------------------
(3) Only $141,484 was paid in cash; the balance is the amount of accrued wages paid with common stock, the initial principal amount of a long term note issued for accrued wages and a remaining year end accrual of $12,500. In addition, Mr. DeCrescenzo has accumulated $24,038 of accrued vacation.
(4) Only $88,542 was actually paid. The balance was accrued.
(5) This includes $3,600 for automobile expenses, $15,272 for living expenses in New York City, $7,510 for health club membership, and $19,250 for life insurance premiums, and $10,202 for health insurance premiums.
(6) This includes $17,300 for automobile expenses, $19,802 for living expenses in New York City, 7,624 for health club membership, and $14,740 for life insurance premiums, $8,022 for health insurance premiums, and $4,000 as the fair market value of housing provided.
(7) Mr. Vincent. DeCrescenzo was elected to these positions effective March 1, 2003. All compensation shown was paid by Healthcare Dialog, Inc. prior to its acquisition by the Company on that date.
(8) Only $51,833 was paid in cash; the balance is a remaining year end accrual of $50,667. In addition, Mr. DeCrescenzo has accumulated $15,599 of accrued vacation
(9) Only $85,432 was paid in cash; the balance is the amount of accrued wages paid with common stock, the initial principal amount of a long term note issued for accrued wages and a remaining year end accrual of $7,500. In addition, Mr. DeCrescenzo has accumulated $14,423 of accrued vacation.
(10) Only $53,125 was actually paid. The balance was accrued.
(11) This includes $13,765 for life insurance premiums, $10,202 for health insurance premiums, $520 for health club membership, $479 for automobile expenses.
(12) This includes $10,852 for life insurance premiums, $802 for health insurance premiums, $1,109 for health club membership, $621 for automobile expenses, and $24,000 as the fair market value of housing provided.
(13) Ms. Lanzendoen was elected to these positions effective March 1, 2003. All compensation shown was paid by Healthcare Dialog, Inc. prior to its acquisition by the Company on that date.
(14) Only $73,500 was paid in cash; the balance is the amount of accrued wages paid with common stock and the initial principal amount of a long term note issued for accrued wages.
(15) Only $86,471 was paid in cash; the balance is a remaining yearend accrual of $84,000. In addition, Ms. Lanzendoen has accumulated $9,231 of accrued vacation pay.
(16) Only $53,125 was actually paid. The balance was accrued.
(17) This includes $18,031 for automobile expenses, $650 for a health club membership, $14,818 for health insurance premiums, and $15,811 for life insurance premiums.
(18) This includes $18,011 for automobile expenses, $453 for a health club membership and $14,258 for life insurance premiums.

      At its March 2006 meeting, the Directors proposed the amendments which are the subject of Item 5 below.

      When the Company acquired TDMI, it granted options to purchase 189,945 shares of its Common Stock to replace those then held by TDMI's officers and employees to purchase TDMI shares. Since then, the all of these options have expired or been terminated. On March 1, 2003, the effective date of the IP2M merger, the Company, as required by its agreement with IP2M, issued options to purchase 320,400 shares Common Stock. The exercise price was fixed at $0.25. As of March 14, 2006, all of these options have terminated.

      On April 18, 2003, options not covered by the Option Plan to purchase up to 20,000,000 were granted to a consultant, Mark Neuhaus, at a purchase prices to be determined in accordance with his consulting agreement. Mr. Neuhaus immediately exercised a part of his option and purchased 400,000 shares for $100,000. Pursuant to his consulting agreement, Mr. Neuhaus received an additional 60,000 shares in May 2003. In November 2004, Mr. Neuhaus exercised his option to purchase and additional 3,333,333 shares of common stock. He has paid only $67,500 towards his obligation of $200,000 for these shares. The Company commenced an action to collect the remaining amount and obtained a default judgment. It is now pursuing collection.

      On May 28, 2003, Options to purchase 2,150,000 shares were granted to Directors, Executive Officers, Officers, and key employees and consultants at an option price of $0.17. 1,225,000 remained outstanding as of March 14, 2006.

      On May 20, 2004, Options to purchase 1,725,000 shares were granted to Directors, Executive Officers, Officers, and key employees and consultants at an option price of $0.036. 1,250,000 remained outstanding as of March 14, 2006.

      Option Grants in the Last Fiscal Year

      The following table sets forth information concerning options granted to the executive officers named in the table during fiscal 2004. No options were issued to executive officers or directors in fiscal 2005. No stock appreciation rights were ever granted.

------------------------------------- --------------------- ------------------ --------------- -----------------------

                Name                       Number of        Percent of total   Exercise Price     Expiration Date
                                           securities        options granted
                                       underlying options    to employees in
                                        granted in 2004     fiscal year 2004
------------------------------------- --------------------- ------------------ --------------- -----------------------
Peter V. DeCrescenzo                       200,000(1)            11.6 %            $0.036           May 19, 2009
------------------------------------- --------------------- ------------------ --------------- -----------------------
Vincent DeCrescenzo, Sr.                   250,000(1)            14.5 %            $0.036           May 19, 2014
------------------------------------- --------------------- ------------------ --------------- -----------------------
Cindy Lanzendoen                           150,000(1)             8.7 %            $.036            May 19, 2014
------------------------------------- --------------------- ------------------ --------------- -----------------------

      1. One-third of these options were exercisable immediately upon grant, the balance are exercisable one-third on June 1, 2005 and one-third on June 1, 2006.

      Option Exercises and Holdings

      The following table sets forth certain information relating to option exercises effected during Fiscal 2004 and 2005, and the value of options held as of such date by the executive officers named in the table during fiscal 2004 and 2005:

      AGGREGATE OPTION EXERCISES FOR FISCAL 2004 AND 2005
      AND YEAR END OPTION VALUES

-------------------------- -------------- -------------- ------------------------ ----------------------- ---------------------
                                                          Number of Unexercised   Number of Unexercised        Value(1) of
                                                               Options at               Options at             Unexercised
                                                           December 31, 2004 (#)   December 31, 2005 (#)       In-the-Money
                                                                                                               Options at
                                                                                                            December 31, 2004
                                                                                                               and 2005 ($)
-------------------------- -------------- -------------- ------------------------ ----------------------- ---------------------
          Name                Shares        Value ($)         Exercisable/             Exercisable/           Exercisable/
                             Acquired      Realized (2)       Unexercisable            Unexercisable          Unexercisable
                                on          during
                             Exercise       2004 and
                              during         2005
                             2004 and
                               2005
-------------------------- -------------- -------------- ------------------------ ----------------------- ---------------------
Peter V. DeCrescenzo            -0-            -0-           199,999/200,001          66,667/333,333              -0-
-------------------------- -------------- -------------- ------------------------ ----------------------- ---------------------
Vincent DeCrescenzo, Sr.        -0-            -0-           249,999/250,001          83,333/416,667              -0-
-------------------------- -------------- -------------- ------------------------ ----------------------- ---------------------
Cindy Lanzendoen                -0-            -0-           150,000/150,000          50,000/250,000              -0-
-------------------------- -------------- -------------- ------------------------ ----------------------- ---------------------

1 Total value of unexercised options is based upon sales of the Common Stock as reported by the over-the-counter Bulletin Board at $ 0.0375 on December 31, 2004 and $0.065 on December 31, 2005.
2 Value realized in dollars is based upon the difference between the fair market value of the Common Stock on the date of exercise, and the exercise price of the option.

      Directors' Compensation

      The members of the Board of Directors who are Company officers received no additional compensation for their attendance at meetings or other performance of their duties as directors. In 2003, the Company agreed to pay Mercury Group (formerly known as Cater Barnard) (pound)2,000 per month for each director it appoints, then two, currently one. Mercury Group will compensate its directors for their services to the Company. As of May 28, 2003, Mercury Group exchanged its right to receive payment for its director's services for 288,000 shares of common stock. Until May, 2005, Mr. Stecyk was covered by this provision. Mercury's right to name a director has expired.

      For the 2003-2004 term, each director who is not an officer of the company agreed to accept 211,765 shares of common stock in lieu of an annual payment of $36,000.

      At the May 2004 annual meeting of directors, Mr. Kundrat, the director who is neither appointed by Mercury Group nor a Company officer agreed to accept 2,000,000 shares of common stock and four quarterly payments of $5,000 for his board service through May 2005. The quarterly payments were not made and Mr. Kundrat has waived them.

      Since May 2005, no outside director has received any compensation.

      Pursuant to the Option Plan, each non-officer director received each year an option to purchase 100,000 shares of the common stock at the closing price on the date of the annual meeting. In addition, each committee chair and the chair of the designated option committee received an option to purchase 50,000 shares at the same price. No director or officer has received any options since May 2004. If the common stock consolidation proposed in Item 2 and these proposed amendments to the Plan presented in Item Five are adopted, the automatic grants will be adjusted to 25,000 consolidated shares for outside directors in 2006 and 10,000 thereafter and 12,500 consolidated shares for committee chairs in 2006 and 5,000 thereafter.

      All directors are reimbursed for their expenses associated with their performance.

Independent Public Accountants

      Berenfeld, Spritzer, Shechter, and Sheer, of Coral Gables, Florida, have served as auditors during 2004 and 2005. The Board has not selected an auditor for 2006, but knows of no reason why the current auditors should not be retained. They are not expected to attend the Annual Meeting, and have not asked for an opportunity to address the shareholders.

      The following table sets forth fees billed to the Company by the Company's independent auditors for the year ended December 31, 2005, December 31, 2004 and December 31, 2003 for (i) services rendered for the audit of the Company's annual financial statements and the review of the Company's quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of the Company's financial statements that are not reported as Audit Fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance. The Board pre-approved all services rendered by the Company's independent auditors.

Principal Accountant Fees and Services

      For the fiscal year ended     December 31,   December 31,     December 31,
                                       2005            2004             2003
Audit Fees                            $64,374        $80,000          $68,000
Audit - Related Fees                        0              0                0
Tax Fees                                    0              0                0
             Total Fees               $64,374        $80,000          $68,000

STOCK PERFORMANCE CHART

       ------------------------------------------------------------ ------------------- --------------------
                                                                         High Bid             Low Bid
       ------------------------------------------------------------ ------------------- --------------------
       2006
         First Quarter (through March 22, 2006)                     $0.008              $0.004
           Second Quarter                                           $0.0XX              $0.0XX
                                                                        --                  --
       ------------------------------------------------------------ ------------------- --------------------
       2005
           First Quarter                                            $0.10               $0.01
           Second Quarter                                           $0.022              $0.0081
           Third Quarter                                            $0.014              $0.009
           Fourth Quarter                                           $0.017              $0.0065
       ------------------------------------------------------------ ------------------- --------------------

       ------------------------------------------------------------ ------------------- --------------------
       2004
           First Quarter                                            $0.12               $0.045
           Second Quarter                                           $0.085              $0.01
           Third Quarter                                            $0.155              $0.03
           Fourth Quarter                                           $0.11               $0.032
       ------------------------------------------------------------ ------------------- --------------------
       2003
           First Quarter                                            $0.60               $0.31
           Second Quarter                                           $0.29               $0.25
           Third Quarter                                            $0.34               $0.09
           Fourth Quarter                                           $0.13               $0.05
       ------------------------------------------------------------ ------------------- --------------------

Certain Relationships and Related Transactions

      In April 2005 Pearl Street Holdings plc, a publicly traded English company lent the Company $550,000 and acquired another $555,000 of the Company's outstanding Convertible Notes. If all these notes were converted, Pearl would hold over 110,000,000 shares of common stock. Pearl and the Company have agreed that, so long as Pearl held more that 25% of the fully diluted equity of the Company, the Company's directors would nominate a person recommended by Pearl to its Board of Directors.

      Pearl, and its principal officers, Stephen Dean and Vince Nicholls, may now be included in the control group of Dialog Group.

Class E Preferred Dividends

      Each Class E preferred share pays a quarterly dividend of $400, which Dialog Group may elect to pay in Common Stock. During 2004, the Dialog Group issued shares of common stock in lieu of paying cash dividends for the last quarter of 2003 and all four quarters of 2004. A total of 1,458,798 shares of common stock were issued to Peter DeCrescenzo, Vincent DeCrescenzo, Sr., Ms. Lanzendoen, and retirement trusts for their benefit.

      During 2005, the Dialog Group issued shares of common stock in lieu of paying cash dividends for the first three quarters of 2005. A total of 3,306,812 shares of common stock were issued to Peter DeCrescenzo, Vincent DeCrescenzo, Sr., Ms. Lanzendoen, and retirement trusts for their benefit.

Apartment Rental

      During 2004, the Company rented one executive apartment for the entire year and one apartment until March, 2004 from Verdi Realty, a company controlled by the DeCrescenzo brothers. During the fiscal year, the Company paid a total of $26,900 in rent for twelve months occupancy of one of these apartments and 3 months in the other. This is believed by management to be below the current marked price for these units. In March, one apartment was sold. Since then, Mr. Peter DeCrescenzo has received a monthly living allowance to replace the apartment previously provided to him

During 2005, the Company rented one executive apartment for the entire year. During the fiscal year, the Company paid a total of $24,000 in rent for twelve months. This is believed by management to be below the current marked price for these units.

Debt Conversions

      In June 2004, certain creditors of Dialog Group and its subsidiaries agreed to settle the remaining parts of their claims for 19,336,019 shares of common stock. At the time of settlement, this common stock was valued at an aggregate of $19,336 due to the restrictions on resale and the size of the blocs relative to the capacity of the market. The creditors included Peter DeCrescenzo ($79,679 forgiven, 3,983,937 shares), Cindy Lanzendoen ($79,412 forgiven,
3,970,608 shares), Vincent DeCrescenzo, Sr. ($58,643 forgiven, 2,932,147 shares), and Richard Kundrat (2,000,000 shares in lieu of his annual director's fees).

      In December 2004, Peter and Vincent DeCrescenzo and Cindy Lanzendoen agreed to accept the Company's Convertible Notes to defer the Company's obligations to them, including past due wages. Their notes were for $50,000, $30,000, and $34,920, respectively. The Convertible Notes were to mature on May 31, 2006 and bore interest at the rate of five (5%) percent per annum. They were convertible into common stock at a price of $0.06 per share. In connection with the notes, warrants to purchase a total of 574,600 shares of common stock at a price of $0.075 were issued to the Messrs DeCrescenzo and Ms. Lanzendoen. The terms of the notes were changed as described below effective upon the conclusion of the Pearl Street Holdings Transaction.

Pearl Street Holdings Investment

      On April 26, 2005, the Company and Pearl Street Holdings plc agreed that Pearl would lend the Company $550,000. Pearl is an English public company whose shares are traded in London on the Alternative Investment Market. At the same time, Peter DeCrescenzo agreed to lend Dialog Group $100,000 and Friendly Capital, LLC, a company owned by Adrian Stecyk, a Company director has agreed to convert its short term loan to the Company of $26,000 into a long term note on the same terms accepted by Pearl and Peter DeCrescenzo.

      At the same time, Pearl agreed to purchase from the Griffin Crossover Fund, LLC all of the Company's Convertible Notes aggregating $555,000 and warrants to purchase a total of 3,090,000 shares of common stock at prices of $0.075 for 2,550,000 shares and $0.025 for 540,000 shares. In exchange for the cancellation of all past interest on the Convertible Notes and the cancellation of warrants, the Company agreed to reduce the conversion price of the Convertible Notes from $0.06 per share for $510,000 in principal and $0.025 per share for $45,000 in principal to $0.01 per share. The replacement Convertible Notes will mature February 1, 2007, become convertible after May 25, 2005 and must be converted as described below.

      At the same time the officers and employees of the Company who hold $118,045 of Convertible Notes (with a conversion price of $0.06 per share) and Warrants to purchase a total of 590,225 shares (with an exercise price of $0.075 per share) agreed to two conditions:

1. In exchange for the cancellation of all past interest and the extension of the maturity of the Convertible Notes to February 1, 2007 and the cancellation of warrants, the holders must agree to reduce the conversion price of the Convertible Notes from $0.06 per share to $0.01 per share.

2. That certain accrued liabilities totaling $52,524.03 for unpaid salaries and unused vacation be converted to 5,252,403 shares of common stock.

      The new Convertible Note evidencing the debts is due February 1, 2007, bears interest, payable at maturity, at the rate of five (5%) percent per annum from April 29, 2005, and, after May 25, 2005, is convertible at a price of $0.01 per share. All holders of the new Convertible Note have agreed that, if, for 45 consecutive calendar days, the Company's stock only closes above $0.04 per share, the entire note and the note replacing the Griffin Crossover Fund note described below shall be converted into common stock. All the new Convertible Notes are secured by a second lien on the Company's assets, including its data. During 2005 approximately $7,300 in interest was accrued for the holders of the approximately $218,000 of new Convertible Notes held by related parties.

      This transaction was consummated on April 28, 2005. In connection with the Pearl transaction, Griffin Securities, Inc. received a cash commission of $50,000. Adrian Stecyk, company director, is President and CEO of Griffin.

      At the same time as the transactions above, Pearl and the Company agreed that Peter DeCrescenzo's 2005 gross cash salary would be reduced from $250,000 to $150,000 and that Vincent DeCrescenzo's 2005 gross cash salary would be reduced from $150,000 to $85,000. They received 10,000,000 shares and 6,500,000 shares, respectively, as compensation for agreeing to these reductions.

      In  addition,  Mark Alan  Siegel,  the  Company's  Secretary  and  General
Counsel, accepted 2,750,000 shares of common stock in exchange for past due bills and additional services in connection with several Dialog Group financings and the Annual Meeting of Shareholders. The past due accounts and the legal services provided were billed at $27,500; the stock delivered was valued by the Company at $13,750.

Employment Agreement with Cindy Lanzendoen

      The Company has an employment contract with Ms. Lanzendoen, a holder during 2003 and 2004 of more than five (5%) percent of the Company's common stock, as well as the Class B-1 and Class E Preferred. She serves as the administrative head of the HealthCare Dialog Division. The agreement, initially signed in February 2003, when Healthcare Dialog was acquired, provided for an annual salary of $150,000 for the initial term ending December 31, 2004. The agreement provides for an annual bonus of up to 25% of the base salary if the executive meets performance goals fixed annually by the Board of Directors; Ms. Lanzendoen has agreed to waive these bonus provisions with respect to 2004 and 2005 results.

      At the end of each term, the agreement provides for automatic annual renewals (including a cost of living increase of at least the increase in the Consumer Price Index) or, if not renewed, for the payment of one year's additional salary. Ms. Lanzendoen has waived her 2005 cost of living increases. The agreement provides for the Company's standard benefits and fringes and as well as automobile allowances, health insurance and other insurance benefits, and health club access.

      Guarantees

      In March 2005 Peter DeCrescenzo and Vincent DeCrescenzo, Sr. have guaranteed Company obligations and provided Company access to their personal credit cards, on which the Company carries substantial balances. Their exposure is $475,000 and $35,000 respectively. Pursuant to Board of Directors resolutions, they have been issued 4,750,000 and 350,000 shares respectively as compensation for providing these guarantees and access to credit.

      During September 2005 Peter DeCrescenzo increased the amount of credit extended to DGI that he has guaranteed by $50,000. The Board of Directors awarded him an additional 500,000 shares as compensation for his guarantee.

      During November 2005, Peter DeCrescenzo guaranteed a $350,000 term loan made to the Company by an unrelated party. The Board of Directors awarded him an additional 350,000 shares as compensation for his guarantee.

      Compensation Conversions

      In December 2005, Peter DeCrescenzo accepted 15,384,615 shares of Common Stock in lieu of $100,000 of unpaid salary.

      Also in December 2005, the Company's Secretary accepted 384,615 shares of Common Stock in lieu of a $2,500 legal fee.

Revolving Loan

      In August 2005, Peter DeCrescenzo agreed to provide the Company with a revolving line of credit with a maximum draw of $125,000. The Company agreed to pay him ten (10%) interest on the outstanding balances over time; the interest was to be calculated and paid in February 2006 and to issue him warrants to purchase 4,000,000 shares of common stock at $0.012 per share until 2010. During the course of the loan, the balance reached a high of $175,000 in November. The balance as of December 31, 2005 was $50,000. Approximately $8,000 of interest was due at year end.

Agenda Item 2     Authorization of a Consolidation of the Company's Common Stock

      At its March 2006 meeting, Board of Directors have determined that it is in the best interests of the Company to effect, subject to the approval of the shareholders, an amendment to the Company's Articles of incorporation to affect a one hundred (100) for one (1) reverse split of the Company's issued and outstanding shares as of the date of the annual meeting.

      The affirmative vote or consent of the holders of more than half of the outstanding shares of Common Stock, or about 99,000,000 shares, is necessary for the approval of this amendment. The directors, who own, directly or indirectly, approximately 78,000,000 common shares, and Cindy Lanzendoen, and Mark Alan Siegel, who collectively own, directly or indirectly, almost 22,000,000 common shares have informed the Company that they intend to vote in the affirmative.

      The board of directors is seeking to affect the reverse stock split because it hopes that the reverse stock split will broaden the market for the Company's common stock and that the resulting anticipated increased price level will encourage interest in the shares. The text of the amendment effecting this change is attached as Exhibit E.

      As of the date hereof, the Company has a total of 198,482,755 shares of common stock issued. The split will be applicable to all shareholders. This means that all shareholders of record as of July 15, 2005 shall receive one (1) for every one hundred (100) shares owned. Any preferred shares, options, warrants or rights shall also be subject to the 1 for 100 reverse split and any fractional shares underlying the warrants, options or rights shall be rounded up or down to the nearest whole.

      Please see the enclosed Annual Reports on Form 10-KSB for financial and other information relative to the Company. Please see "Financial Statements" on pages F- 2 through F-5 and "Management Discussion and Analysis of Results" on pages 15 through 21 in the Annual Report and "Independent Public Accountants" on page 15 of this Information Statement.

      The Company will have more than 300 shareholders of record after the consolidation. A review of the shareholders list as of March 14, 2006, the record date for the Annual Meeting indicated that there will be approximately 494 shareholders remaining of record in addition to the approximately 450 holders now in street name.

      The reverse stock split would affect all stockholders uniformly and would not affect any stockholder's percentage ownership interest in the Company, except to the extent that the reverse stock split would otherwise result in any stockholder owning a fractional share. As described below under "Effect on
Fractional Stockholders", registered stockholders otherwise entitled to fractional shares would be entitled to cash payments in lieu of such fractional shares. The cash payments would reduce the number of post-split stockholders to the extent there are stockholders who otherwise would be entitled to receive less than one common share of the Company after the reverse stock split. This, however, is not the purpose for which the Board of Directors is recommending the reverse stock split. In addition, the reverse stock split would not affect any stockholder's proportionate voting rights (subject to the treatment of fractional shares). Each share of common share outstanding after the reverse stock split would be entitled to one vote and would remain fully paid and non-assessable. Dialog Group would continue to be subject to the periodic reporting requirements of the Exchange Act.

      Effect on Fractional Stockholders. No scrip or fractional shares would be issued if, as a result of the reverse stock split, a registered stockholder would otherwise become entitled to a fractional share. Instead, the Company would pay to the registered stockholder, in cash, the value, if in excess of $1.00, of any fractional share interest arising from the reverse stock split. Amounts of less than $1.00 will be paid on request. The cash payment would equal the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing prices (as adjusted to reflect the reverse stock split) of our common stock, as reported on the OTC Bulletin Board, during the ten (10) trading days preceding the date that is five (5) days before the effective time of the reverse stock split. If such price is not available, the fractional share payment would be based on the average of the last bid and ask prices of our common stock on such days or other prices determined by the Board of Directors. No transaction costs would be assessed to stockholders for the cash payment. Stockholders would not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date payment is made for their fractional shares.

      If you do not hold sufficient shares of pre-split Common Stock to receive at least one post-split share of Common Stock and you want to hold the Company's Common Stock after the reverse stock split, you may do so by taking either of the following actions far enough in advance so that it is completed before the reverse stock split is effected:
      (1) purchase a sufficient number of shares of Common Stock so that you would hold at least one hundred (100) shares of common stock in your account prior to the implementation of the reverse stock split that would entitle you to receive at least one common share on a post-split basis; or
      (2) if applicable, consolidate your accounts so that you hold at least one hundred (100) shares of the Company's common stock in one account prior to the reverse stock split that would entitle you to at least one share of common stock on a post- split basis. Common stock held in registered form (that is, shares held by you in your own name on the Company's share register maintained by its transfer agent) and common stock held in "street name" (that is, shares held by you through a bank, broker or other nominee) for the same investor would be considered held in separate accounts and would not be aggregated when implementing the reverse stock split. Also, shares of common stock held in registered form but in separate accounts by the same investor would not be aggregated when implementing the reverse stock split.

      After the reverse stock split, then current stockholders would have no further interest in the Company with respect to their fractional shares. A person otherwise entitled to a fractional share interest would not have any voting, dividend or other rights in respect of their fractional interest except to receive the cash payment as described above. Such cash payments would reduce the number of post- split stockholders to the extent that there are stockholders holding fewer than 100 pre-consolidation shares. This, however, is not the purpose for which the Company is affecting the reverse stock split.

      Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where Dialog Group is domiciled and where the funds would be deposited, sums due to stockholders in payment for fractional shares that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

      Effect on Non-registered Stockholders. Non-registered stockholders holding their common shares through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by the Company for registered stockholders, and their procedures may result, for example, in differences in the precise cash amounts being paid by such nominees in lieu of fractional share. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

      Effect on Authorized Shares. The number of authorized shares of common stock would not be affected by the reverse stock split but this number may be amended pursuant to Item 3.

      Effect on Accounting Matters. The reverse stock split would not affect the par value of Dialog Group's common stock. As a result, on the effective date of the reverse stock split, the stated capital on Dialog Group's balance sheet attributable to Dialog Group's common stock would be reduced in proportion to the ratio of the reverse split. The per share net income or loss and net book value of the Company's common stock would be increased because there would be fewer shares of common stock outstanding.

      Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company's Board of Directors or contemplating a tender offer or other transaction for the combination of Dialog Group with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate Company shares of common stock or obtain control of Dialog Group, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the reverse stock split proposal, the Board does not currently contemplate recommending the adoption of any other amendments to Dialog Group's Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

      Effect on Stock Certificates. If the stockholders approve the reverse stock split, the Company would file the Certificate of Amendment with the Secretary of State of the State of Delaware. The reverse stock split would become effective at the time specified in the amendment, which we refer to as the "effective time," which is currently planned for May 15, 2006.

      If the stockholders approve the reverse stock split, registered stockholders will be sent a transmittal letter from the Company's transfer agent as soon as practicable after the effective date of the reverse stock split. The letter of transmittal would contain instructions on how to surrender your certificate(s) representing your pre-split shares to the transfer agent. The transfer agent would forward to each registered stockholder who has sent the required documents a new share certificate representing the number of post-split shares of common stock to which the stockholder is entitled. Until surrendered, each share certificate representing pre-split shares of the common stock of the Company would be deemed for all purposes to represent the number of whole shares of post-split common shares, and the right to receive a cash payment in lieu of any fractional shares (without interest), to which the holder is entitled as a result of the reverse stock split. If a registered stockholder is entitled to a payment in lieu of any fractional share, such payment would be made as described above under "Effect on Fractional Stockholders".

      STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

      No Dissenter's Rights

      Under the Delaware General Corporation Law, stockholders are not entitled to dissenter's rights with respect to the reverse stock split, and Dialog Group's documents do not independently provide stockholders with any such right.

      Federal Income Tax Consequences of the Reverse Stock Split

      The following is a summary of certain material federal income tax consequences of the reverse stock split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-split shares were, and the post-split shares would be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (the "Code") (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split.

      Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder's exchange of pre-split shares for post-split shares pursuant to the reverse stock split. The aggregate tax basis of the post-split shares received in the reverse stock split (including any fraction of a post-split share deemed to have been received) would be the same as the stockholder's aggregate tax basis in the pre-split shares exchanged therefor. In general, stockholders who receive cash upon redemption of their fractional share interests in the post-split shares as a result of the reverse stock split would recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The federal income tax liability, if any, generated by the receipt of cash in lieu of a fractional interest should not be material in amount in view of the low value of the fractional interest. The stockholder's holding period for the post-split shares would include the period during which the stockholder held the pre-split shares surrendered in the reverse stock split.

      Our view regarding the tax consequence of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

      The Company anticipates that the Amendments will be effective on May 15, 2006 which is approximately 40 days after the mailing of this Information Statement

Agenda Item 3    Authorization of Reduction of Authorized Shares of Common Stock

      The Company is presently authorized to issue 200,000,000 shares of Common Stock and 1,500,000 shares of Preferred Stock. Each issue of Preferred Stock has those rights and privileges established for it by the Board of Directors. As a result of the proposed consolidation, the Company had many more authorized shares than are useful in the near future. The Board of Directors has proposed to decrease the number of shares of Common Stock which it is authorized to issue to 75,000,000. The provisions effecting this change are also included in the amendment attached as Exhibit F.

      The Company presently has approximately 198,000,000 shares of Common Stock outstanding and had committed itself to issue, upon exercise of options or warrants or conversion of Preferred Stock or Notes, an additional approximately 171,000,000. The Company presently has 49,332 and 256,526 shares, respectively, of its Class B and B-1 Preferred Stock, and 99.5 shares of its Class E Preferred Stock outstanding. All the currently outstanding preferred stock can be converted into about 20,000,000 shares. No other class of Preferred Stock is outstanding at this time. In addition, the Company has $1,349,045 of convertible notes outstanding. The notes can be converted into a total of 134,904,500 pre-consolidation shares of common stock. Recently issued convertible debentures and warrants will require an additional approximately 67,000,000 pre-consolidation shares of common stock.

      If the consolidation is approved, the number of common shares described above will be reduced by 95% to about 5,000,000. The currently authorized number of shares will be excessive.

      The Board of Directors has concluded that a decrease in the number of authorized shares is necessary to reduce its franchise taxes while still providing sufficient shares to allow the Company to acquire others and provide for conversion of additional classes of preferred stock, warrants, or options. If approved, the decrease in authorized capital will still allow the Company to respond promptly and effectively to opportunities involving the issuance of shares of Common Stock.

      The  Company  is  continuously   evaluating  financing  opportunities  and
potential acquisitions that could result in the issuance of preferred or common stock or securities convertible into common stock.

      The vote of a majority of the holders of the Common and the Preferred Stock, voting as one group, is necessary to approve this change. The Messrs. DeCrescenzo, Ms. Lanzendoen, and Mr. Siegel have informed the Company that they will vote all the Common and Class B and B-1 and Class E Preferred shares under his control in favor of this item. These votes constitute more than a majority of the votes that may be cast by each class of stock and assures that it will be approved. If the change is approved at the Annual Meeting, the Company's Certificate of Incorporation shall be further amended to reflect the proposed number of shares.

Agenda Item 4  Approval of Amendments to the Class E Preferred Stock Designation

      Each share of Class E Preferred Stock pays a dividend equal to sixteen (16%) percent of its liquidation value of $10,000 or $1,600 per year and is convertible into 83,333 pre consolidation shares. At their March meeting, the Directors proposed that the Class E holders agree to cancel their dividend rights, effective at the end of the second quarter of 2006, and that, in order to induce the holders of the Class E Preferred Stock to relinquish their dividends, their conversion right be changed into 1,000,000 pre-consolidation shares or 10,000 post-consolidation shares, depending on the approval of the consolidation.

      Please see the enclosed Annual Reports on Form 10-KSB for financial and other information relative to the Company. Please see "Financial Statements" on pages F- 2 through F-5 and "Management Discussion and Analysis of Results" on pages 15 through 21 in the Annual Report and "Independent Public Accountants" on page 15 of this Information Statement.

      This change would save the Company almost $160,000 in dividend expense each year and the issuance of over 14,300,000 shares of common stock for the 2005 dividends, but would increase the share of the current fully diluted equity of the Company from about four (4%) percent of the present common shares outstanding to about nineteen (19%) percent of the forecast equity after, among other things, all the transactions involving and required by Pearl are completed and the Convertible Notes and the Convertible Debentures are converted in accordance with their terms by 2007 and 2008. In the opinion of the Board, the dilution is a fair exchange for the savings arising from the termination of the dividends. The text of the revised declaration is attached as Exhibit G.

      This change must be approved by a majority of the holders of the Class E Preferred shares and the holders of the others classes voting as a group. The Messrs. DeCrescenzo, Ms. Lanzendoen, Mr. Siegel and Dr. Robin Smith have informed the Company that they will vote all the Common and Class B and B-1 and Class E Preferred shares under their control in favor of this item. These votes constitute more than a majority of the votes that may be cast by each class of stock and assures that it will be approved.

Agenda Item 5     Amendment of the 2002 Employee Stock Option Plan

      In November 4, 2002 the shareholders approved a stock option plan to encourage the Company's employees and key consultants to perform better by linking their interests to those of the stockholders through equity based incentives. This key aspect of the Company's compensation program is designed to attract, retain, and motivate the highly qualified individuals required by the knowledge focus of the Company's business plan. The 2002 Employee Stock Option Plan (the "Option Plan") meets both needs. All of the Company's employees are eligible to participate in the plan.

      The affirmative votes of a majority of the common and preferred shares who vote, voting as one class, are necessary to approve these changes. The Messrs. DeCrescenzo, Ms. Lanzendoen, Mr. Siegel and Dr. Robin Smith have informed the Company that they will vote all the Common and Class B and B-1 and Class E Preferred shares under their control in favor of this item.

      At the May 28, 2003 annual meeting, the shareholders approved expansion of the number of shares subject to grant under to Option Plan to 10,000,000. In addition, to simplify administration, the number of shares that the Stock Option Committee is authorized to issue to any Key Employee in any year was increased from 100,000 to 250,000. Finally, the references to IMX were changed to Dialog Group.

      At its March 2006 meeting, the Directors proposed to further amend the plan to reflect the changes necessary because of the proposed combination of the common stock and provide automatic grants to each outside director and each chair of a Board committee and the chair of the Designated Stock Option Committee. Subject to the approval of the proposed consolidation, the number of shares subject to the plan shall be reduced to 1,500,000 shares, the number in each automatic grant is ajusted to 25,000 post consolidation shares for 2006 and 20,000 each year thereafter for each outside director and 12,500 post consolidation shares for 2006 and 5,000 each year thereafter for each committee chair (these options become exercisable immediately), the maximum number of shares which the Designated Committee may award in any year is reduced to 75,000, and the maximum number of shares which the Designated Committee may award to any individual in any year is reduced to 25,000.

      The only aspect of the amendments to the Plan which affects the Company's directors and executive officers is the provision relating to the automatic grants. The following table shows the number of post consolidation shares which would be granted to or confirmed for each executive officer, the non-executive directors, and the Non-Executive Officer Employee Group on the date of each annual meeting. All shares are expressed in post-consolidation amounts.

                                NEW PLAN BENEFITS
                               from the amendments
                         2002 Employee Stock Option Plan
                                 2006 Amendments
                        ---------------------------------

Name  and Position                   Dollar Value               Number of Units
Peter DeCrescenzo, CEO                   None                        None
Vincent DeCrescenzo, COO                 (1)                       25,000(2)
Executive Group                          (1)                       25,000(2)
Non-Executive Director Group             (1)                       87,500(3)
Non-Executive Office Employee            (4)                             (4)
Group
      (1) The dollar value of the option grants will only be known on the date of each annual meeting.
      (2) Assuming Vincent DeCrescenzo remains Chair of the Special Option Committee in 2006.
      (3) Assuming there are two outside directors and they chair the Audit, Compensation, and Corporate Governance and Nominations Committees.
      (4)   Depends  on  action  by  the  Compensation  and  Designated   Option
            Committees after the approval of the plan amendments.

      Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of Common and Class B and B-1 Preferred Stock, casting one vote each, and the Class E Preferred Stock casting 83,333 votes each, all counted as a single group. The Messrs. DeCrescenzo, Ms. Lanzendoen, Mr. Siegel and Dr. Robin Smith have informed the Company that they will vote all the Common and Class B and B-1 and Class E Preferred shares under their control in favor of this item These votes constitute almost a majority of the votes that may be cast by all classes of stock on this question and assure that the Plan Amendment will be adopted.

      The amendment to the Option Plan changes the number of shares which may be subject to option from 10,000,000 to 1,000,000. This change is found in section 3 of the Option Plan. The change in administration is found in Section 5(a). The change in the number of shares which the Stock Option Committee may grant is found in section 5(c). The automatic grants for outside directors and committee chairs is found in section 7.3. A copy of the Option Plan, with these amendments indicated therein, is included in this Information Statement as Exhibit H and the description below is qualified in its entirety by reference to the Option Plan.

      Number of Options Authorized and Maximum Individual Participation - The Amendment to the Option Plan reduces the number of shares reserved, subject to the approval of the consolidation of the common stock, to 1,500,000 shares of the Company's Common Stock for the issuance of options under the Option Plan. The Option Committee may not grant more than 25,000 shares to any Key Employee in any fiscal year.

      The Option Plan Administration - The Compensation Committee of the Board of Directors will administer the Option Plan. The Committee may designate two of the Company's officers to administer the plan with respect to Key Employees who are not Officers or Directors of the Company. If no Committee is designated, the Board of Directors shall administer the Plan.

      Term and Amendment of the Option Plan - The Option Plan was effective as of January 31, 2002, and was approved by the Stockholders the 2002 Annual Meeting. Amendments were approved in 2003. No Options may be granted on or after January 31, 2012. The Board of Directors may suspend or terminate the Option Plan at any time and it shall terminate when all the shares reserved for options have been purchased. The Board may amend the Plan as its deems necessary and intends to make any amendments necessary to comply with changes in the Income Tax or Securities Laws of the United States or the State of its incorporation. The Amendment proposed herein is subject to ratification at this 2006 Annual Meeting.

      Stock Option Award - Stock options  awarded may be either  Qualified under
Section 442 of the Internal Revenue Code or are Non-Qualified because the fall outside Section 442's requirements. The options generally expire 10 years after the date of grant and are not all available for exercise immediately upon grant. The exercise price of the options may not be less than the fair market value on the date of grant. The Option Plan provides that the Committee for any reason, including complying with state and Federal securities laws, may restrict the transfer of Stock Options. The Stock Option Certificate utilized by the Committee restricts transfer of the Option and allows exercise after termination under limited circumstances.

      Adjustments - After the common stock consolidation proposed at this 2006 Annual Meeting, the number of shares reserved for the exercise of Options and, at all times, the number of shares for which an Option is outstanding shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, among other things, stock dividends and stock splits.

      Federal Income Tax Consequences - The granting of Qualified Stock Options or Nonqualified Stock Options does not result in immediate taxable income to the optionee.

      The exercise of a Qualified Stock Option will not result in taxable income to the optionee if the optionee does not dispose of the stock within two years of the date the option was granted and one year after the option is exercised. If these requirements are met, any gain realized by the optionee will be taxed as a long-term capital gain. The Company will not receive a tax deduction for the resulting gain. If these holding periods are not met, the option will be treated generally as a nonqualified Stock Option for tax purposes.

      The exercise of a Nonqualified Stock Option award will result in taxable income to the optionee. The amount by which the market price exceeds the exercise price would be taxable as ordinary income. Income tax obligations may be met either through cash payments at the time of exercise or through share withholding. At the discretion of the Committee, optionees may be allowed to elect to defer the receipt of the taxable shares resulting form the exercise. If this election is made, the optionee will be liable for the taxes on the full value of the shares plus any accumulated dividends at their value upon distribution. The Company will receive a tax deduction for the compensation that corresponds to the compensation gain.

Agenda Item 6     Other Matters

      Management knows of no other matters to be brought before the Annual Meeting, but if other matters properly come before the meeting, the votes cast as directed by the Messrs. DeCrescenzo, Ms. Lanzendoen, and Mr. Siegel. These votes constitute more than a majority of the votes that may be cast by all class of stock as a group.

Stockholder Proposals for the 2007 Annual Meeting

      Nominations for director and Stockholder proposals relating to the Company's 2006 Annual Meeting must be received by the Company at its principal executive offices, 257 Park Avenue South, New York, NY 10010, Attention:
President, no later than February 24th, 2007.

Expenses of Meeting

      The Company will bear the expenses in preparing, printing, and mailing the Information Statement and Annual Reports for FY 2004 and FY 2005 on Form 10-KSB to the stockholders. No proxies will be solicited by the Company's management in connection with this meeting. We are not asking you for a proxy and you are requested not to send us a proxy.

                                       By Order of the Board of Directors,


                                       Mark Alan Siegel

                                       Secretary of the Company

Dated: April __, 2006

                                                                       Exhibit A

Dialog Group, Inc.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                            ORGANIZATION AND CHARTER

      The Audit Committee shall be composed of at least two members of the Board of Directors all of whom are independent of the management of the Company. The members of the Audit Committee shall satisfy the independence and experience requirements, including the financial literacy and expertise requirements, as determined pursuant to applicable law or regulations established by the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. ("NASD"). The operation of the Audit Committee shall be subject to the By-laws of the Company and to Section 141 of the Delaware General Corporation Law.

      The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the stockholders and the investment community relating to corporate accounting, reporting practices of the Company, the systems of internal accounting and financial controls, and the quality and integrity of the financial reports of the Company. The Audit Committee shall have free and open communication with the directors, the independent auditors ("the auditors"), the internal auditors, and the financial management of the Company. However, the Audit Committee is not responsible for the preparation, completeness and accuracy of the financial statements of the Company or the planning and conducting of the audits of the Company, other that appointing the auditor.

      In carrying out its responsibilities, the Audit Committee shall adopt policies and procedures it believes necessary or appropriate to enable it to react to changing conditions, and to increase the confidence of the directors and stockholders that the corporate accounting and reporting practices of the Company comply with all requirements.

      As appropriate under the circumstances and in addition to its other responsibilities, the Audit Committee shall do all of the following:

1.    It  shall  be  directly   responsible  for  the  selection,   appointment,
      compensation, oversight and, where appropriate, authorization of the replacement of the auditors. The committee shall determine compensation for the auditors on an annual basis and approve, in advance, all audit services to be performed by the auditors. The Audit Committee shall review the auditors' report covering all matters required by applicable SEC and NASD regulations, including the auditors' internal quality control procedures and the experience and qualifications of the senior members of the auditor team.

2. The committee should confirm the independence of the auditors, including, by way of example: (i) approving, in advance, the retention or selection of the auditors for any permissible non-audit services provided by the auditors, such as tax services, in accordance with applicable SEC and NASD regulations, and the fees relating thereto; (ii) obtaining, at least annually, a formal written statement from the auditors confirming their independence from the Company and delineating relationships between the auditors and the Company, including past employment by the auditors of Company personnel, that might have an impact on their independence; and
      (iii) actively engaging in dialogue with the auditors regarding matters that might reasonably be expected to affect their objectivity and independence. The committee may delegate pre-approval authority to a committee member. The decisions of any committee member to whom pre-approval authority is delegated must be presented to the full committee at its next scheduled meeting.

3. It shall oversee the Company's compliance with the requirements of all SEC and NASD regulations, and any amendments thereto, including procedures for the rotation of audit partners and guidelines for the Company's hiring of employees of the audit firm who were engaged in the Company's account.

4. It shall meet with the auditors and financial management of the Company to review the scope and cost of the proposed audit for the current year and the audit procedures to be utilized and, following the conclusion thereof, review the results of that audit, including any comments or recommendations of the auditors. This review should also include any management letter provided by the auditors and any Company response letter.

5. It shall review with the auditors and the Company's financial and accounting personnel, the adequacy and effectiveness of, and compliance with the accounting and financial controls of the Company.

6. It shall review with the auditors and Company's financial management and accounting personnel the potential effect of regulatory and accounting developments on the Company's financial statements.

7. It shall review and approve, in advance, all "related party" transactions in accordance with applicable law and SEC and NASD regulations.

8. It shall review reports prepared for the Audit Committee by management or the auditors of significant reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of critical accounting policies and the effect of alternative GAAP methods on the Company's financial statements.

9. It shall ssist the Company's management in the establishment and maintenance of disclosure controls and procedures in accordance with applicable law and SEC and NASD regulations that are adequate to meet the Company's reporting obligations under applicable securities laws.

10. It shall establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company with respect to accounting, internal accounting controls or auditing matters. The procedures shall include the confidential and anonymous treatment of submission of any complaints by employees. It shall review any correspondence with regulators or government agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies with management and the auditors.

11. It shall review with the Company's General Counsel or other appropriate legal personnel any legal matters that may have a material impact on the Company's financial statements and the Company's compliance policies, business conduct controls and any material reports or inquiries received from regulators or governmental agencies.

12. It shall meet with the auditors in executive session at least once per quarter. The committee shall review with the auditors any problems or difficulties encountered during the audit and management's response, and undertake the responsibility to investigate and resolve any disagreements between the Company's management and the auditors regarding the Company's financial reporting or in the course of the audit work.

13. It shall review the Company's proposed earnings releases and financial guidance, if any, and quarterly financial statements, including any review by the auditors of the quarterly financial statements, with the auditors and the Company's financial management and accounting personnel prior to the filing of its Quarterly Report on Form 10-Q. Any review shall include, without limitation, a discussion of Management's Discussion and Analysis of Operations proposed to be set forth in the Quarterly Report on Form 10-Q and of all matters necessary for the certifications of that report by the Company's management in accordance with applicable law.

14. It shall discuss with the auditors the results of the annual audit of the Company's financial statements, including (i) the auditors' assessment of the quality, not just acceptability, of accounting principles, (ii) the reasonableness of significant judgments, (iii) the nature of significant risks and exposures, (iv) the adequacy of the disclosures in the financial statements and (v) any other matters required to be communicated to the Audit Committee by the auditors under auditing standards generally accepted in the United States. The committee shall review with the auditors and the Company's financial management and accounting personnel the Company's annual financial statements prior to the filing of its Annual Report on Form 10-K and management's assertions related to its assessment of the effectiveness of internal controls as of end of the most recent fiscal year and, as required, the auditors' report on such assertions. The discussion of the financial statements shall include, without limitation, a discussion of Management's Discussion and Analysis of Operations proposed to be set forth in the Annual Report on Form 10-K and of all matters necessary for the certifications of that report by the Company's management in accordance with applicable law.

15. It shall review and discuss with management and the auditors any material financial or non-financial arrangements of the Company which do not appear in the Company's financial statements and any transactions or arrangements with parties related to the Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company's financial statements.

16. It shall submit the minutes of meetings of the Audit Committee to, or discuss the matters discussed at committee meetings with, the Board of Directors.

17. It shall investigate matters brought to its attention within the scope of its duties. In discharging these responsibilities, the committee will have full access to the Company's books and records, and will have the power to retain outside counsel or other advisors to assist the committee for this purpose, and to determine the compensation for any advisors.

18. It shall prepare a report to be included in the Company's annual proxy statement as required by applicable SEC and NASD regulations.

19. It shall review and reassess the adequacy of this charter on an annual basis.

20. It shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

                                                                       Exhibit B

Dialog Group, Inc.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                            ORGANIZATION AND CHARTER

COMPOSITION & APOINTMENT:

The Compensation Committee shall be comprised of a minimum of two independent Directors. The members of the Committee shall be elected by and shall serve at the pleasure of the Board.

PURPOSE:

The purpose of the Compensation Committee is to determine the type and level of compensation for executive officers of the Company, to review the performance of the Chief Executive and the Chief Financial Officers of the Company, and to perform any other functions as may be deemed necessary or convenient in the efficient and lawful discharge of its responsibilities.

FUNCTIONS AND AUTHORITY:

Subject to the By-laws of the Company and Section 141 of the Delaware General Corporation Law, the Compensation Committee shall have the full power and authority to carry out the following responsibilities:

1. The committee may take any and all actions which may be taken by the Board with respect to the compensation level of executive officers of the Company, including but not limited to the development of compensation policies that will attract and retain the necessary executives, that will clearly articulate the relationship of the Company's social and economic performance to executive compensation, and that will reward executives and other senior management for the Company's progress.

2. The committee shall propose the adoption, amendment, and termination of stock option plans, stock appreciation rights plans, pension and profit sharing plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, and other similar programs ("Compensation Plans") and administer any plans adopted. The committee may establish guidelines pursuant to which the Designated Committee pursuant to the 2002 Stock Option Plan shall grant options there under to the Company's key employees and key consultants as provided therein.

3. The committee shall determine the compensation levels for senior personal, including, but not limited to annual salary, direct or indirect benefits, and participation in Compensation Plans, subject to ratification by the Board in the case of the compensation of the Chief Executive and Chief Financial Officers of the Company.

4. The committee shall periodically review the operation of the Company's executive compensation programs to determine if they are properly coordinated.

5. The committee shall establish and periodically review policies for the administration of executive compensation programs.

6. The committee shall review and approve any other compensation matters that the Board or the Chief Executive Officer of the Company shall submit to the Committee.

7. The committee may take any action necessary or appropriate to ensure that compensation intended to qualify as "performance based" under section 162(m) of the Internal Revenue Code will in fact so qualify. For this purpose, only those Committee members who are "outside directors" as determined under section 162(m) shall constitute the Committee.

8. The committee shall approve a report to be filed with the Company's proxy or information statement that shall disclose the compensation policies applicable to the Company's executive officers.

9. The committee  shall perform all other  functions and have those other powers
as  may  be  necessary  or  convenient   in  the  efficient   discharge  of  its
responsibilities.

10. The committee shall report to the Board from time to time, or whenever it shall be called upon to so do.

MEETINGS:

The Compensation Committee will hold at least one regular meeting per year and additional meetings as the Compensation Committee deems appropriate. The Chief Executive Officer, the President, and the executive in charge of Human Resources, if there is one, may attend any meeting of the Compensation Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Compensation Committee. Other officers of the Company may attend meetings at the invitation of the Compensation Committee.

MINUTES AND REPORTS:

Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee. The Committee shall report to the Board from time to time or whenever so requested by the Board.

                                                                       Exhibit C

Dialog Group, Inc.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

The Nominating and Corporate Governance Committee shall be composed of at least three members of the Board of Directors all of whom are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. The members of the Committee shall be independent, as required by applicable law or regulations established by the Securities and Exchange Commission ("SEC") and the National Association of
Securities Dealers, Inc. ("NASD"). The operation of the Committee shall be subject to the By-laws of the Company as in effect from time to time and to
Section 141 of the Delaware General Corporation Law.

The Committee will provide assistance to the Board in fulfilling its responsibility to the stockholders relating to corporate governance policies and practices of the Company, including Board and committee structure and nominations. The Committee will have free and open communication with the directors and the executive management of the Company.

In carrying out its responsibilities, the Committee will adopt policies and procedures it believes necessary or appropriate to enable it to react to changing conditions, and to increase the confidence of the directors and stockholders that the corporate governance practices of the Company comply with all requirements.

Meetings of the Committee will be held at the pleasure of the Board and the members of the Committee, from time to time, in response to needs of the Board. Notwithstanding the foregoing, the Committee will meet at least once annually to evaluate and make nominations of qualified candidates for election to the Board at the Annual Meeting of Stockholders.

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will report its actions and recommendations to the Board after each Committee meeting.

The Committee will have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion. The Committee will have authority to approve related fees and retention terms.

As appropriate under the circumstances, the Committee will, among its other responsibilities:

1. Develop and periodically review the desired qualifications of members of the Board and its committees, including: the number and nature of other board memberships held; relevant experience, desired diversity and the collective expertise of the Board and of its committees; independence; and possible conflicts of interest.

2. Determine the need for new directors and, as appropriate, lead the search for new individuals qualified to become members of the Board. In doing so, the Committee will consider individuals who will be able to contribute to an effective Board, serve the long-term interest of the stockholders of the Company, and satisfy the qualification criteria and standards for nomination of directors and committee members.

3. Recommend to the Board director nominees to be presented for stockholder approval at the annual meeting. In selecting nominees, the Committee will consider individuals who individually and collectively meet the qualification criteria developed by the Committee and who individually meet the highest standards of personal and professional integrity, ability and judgment to serve the long-term interests of the stockholders. As part of its process, the Committee will consider individuals who are properly proposed by stockholders of the Company to serve on the Board in accordance with laws and regulations established by the SEC and the NASD, the By-laws of the Company and the Delaware General Corporation Law and make recommendations to the Board regarding such individuals based on the established qualification criteria and standards for members of the Board.

4. Review the Board's committee structure and, in consultation with the Chief Executive Officer, recommend to the Board for its approval directors to serve as members and chairpersons of each committee. In doing so, the Committee will determine, on an annual basis, the members of the Board of Directors who meet the independence requirements, and members of the Audit Committee who meet the financial expert requirements, established by the SEC and the NASD.

5. Periodically review the policies and practices of the Company in the area of corporate governance and, as necessary, recommend new policies and changes to existing policies to the Board for its approval. In doing so, the Committee will review with the Company's General Counsel or other appropriate personnel new and relevant legal and regulatory requirements that may be imposed on the Company from time to time.

6. Develop an annual evaluation process for the Board and its committees. As appropriate, the Committee will make recommendations to the Board regarding its findings.

7. Review and reassess the adequacy of the Board Guidelines: Corporate Governance Principles and recommend any proposed changes to the Board for approval.

8. Review and reassess the adequacy of the Committee Charter and recommend any proposed changes to the Board for approval.

9. Perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

The Committee will have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate so long as such actions are ratified by the Committee as a whole.

Dialog Group, Inc.

                       CODE OF ETHICS AND BUSINESS CONDUCT

      I. INTRODUCTION

      Our Code of Ethics and Business Conduct is designed to assure compliance with legal requirements and proper business conduct. All directors, officers and employees of all parts of our enterprise must read and understand this Code, uphold our standards in all activities, comply with all applicable policies and procedures, and ensure that all agents and contractors are aware of, understand, and adhere to our standards and practices.

      As the principles of our Code of Ethics and Business Conduct are general in nature, you should also review all applicable Company policies and procedures for more specific instruction, and contact the Executive Vice President if you have any questions.

      We are committed to continuously reviewing and updating our policies and procedures. Therefore, this Code of Business Conduct and Ethics is subject to modification. This Code of Business Conduct and Ethics supersedes all other such codes, policies, procedures, instructions, practices, rules or written or verbal representations to the extent they are inconsistent.

      Please sign the acknowledgment form at the end of this Code of Ethics and Business Conduct and return the form to the Executive Vice President indicating that you have received, read, understand and agree to comply with the Code of Ethics and Business Conduct. The signed acknowledgment form will be placed in your personnel file. Each year you will be asked to sign an acknowledgment indicating your continued understanding of the Code of Ethics and Business Conduct.

      II. COMPLIANCE IS EVERYONE'S BUSINESS

      Ethical business conduct is critical to our business. As an employee, officer or director, your responsibility is to respect and adhere to these practices. Many of these practices reflect legal or regulatory requirements. Violations of these laws and regulations can create significant liability for you, the Company, and its other directors, officers, and employees.

      Part of your job and ethical responsibility is to help enforce this Code of Ethics and Business Conduct. You should be alert to possible violations and report possible violations to the Executive Vice President. You must cooperate in any internal or external investigations of possible violations. Reprisal, threats, retribution, or retaliation against any person who has in good faith reported a violation or a suspected violation of law, this Code of Ethics and Business Conduct or other Company policies, or against any person who is assisting in any investigation or process with respect to such a violation, is prohibited.

      Violations of law, this Code of Ethics and Business Conduct, or other Company policies or procedures should be reported to the Executive Vice President.

      Violations of law, this Code of Ethics and Business Conduct or other Company policies or procedures by Company employees can lead to disciplinary action up to and including termination.

      In all cases, if you are unsure about the appropriateness of an event or action, please seek assistance in interpreting the requirements of these practices by contacting the Executive Vice President.

      III. YOUR RESPONSIBILITIES TO THE COMPANY AND ITS STOCKHOLDERS

            A. General Standards of Conduct

      The Company expects all employees, officers, directors, agents and contractors to exercise good judgment to ensure the safety and welfare of employees, officers, directors, agents and contractors and to maintain a cooperative, efficient, positive, harmonious and productive work environment and business organization. These standards apply while working on our premises, at offsite locations where our business is being conducted, at Company-sponsored business and social events, or at any other place where you are a representative of the Company. Employees, officers, agents or contractors who engage in misconduct or whose performance is unsatisfactory may be subject to corrective action, including termination.

            B. Applicable Laws

      All Company employees, officers, directors, agents and contractors must comply with all applicable laws, regulations, rules and regulatory orders. Each employee, officer, agent and contractor must acquire appropriate knowledge of the requirements relating to his or her duties sufficient to enable him or her to recognize potential dangers and to know when to seek advice from the Executive Vice President on specific Company policies and procedures. Violations of laws, regulations, rules and orders may subject the employee, officer, director, agent or contractor to individual criminal or civil liability, as well as to discipline by the Company. Any individual violations may also subject the Company to civil or criminal liability or the loss of business.

            C. Conflicts of Interest

      Each of us has a responsibility to the Company, our stockholders and each other. Although this duty does not prevent us from engaging in personal transactions and investments, it does demand that we avoid situations where a conflict of interest might occur or appear to occur. The Company is subject to scrutiny from many different governmental bodies, individuals, and organizations. We should always strive to avoid even the appearance of impropriety.

      What constitutes conflict of interest? A conflict of interest exists where the interests or benefits of one person or entity conflict with the interests or benefits of the Company. Examples include:

                  (i) Employment/Outside Employment. Both officers and employees must adhere to the provisions of this paragraph. In consideration of your full time employment with the Company, you are expected to devote all your attention to the Company's business interests. You are prohibited from engaging in any activity that interferes with your performance or responsibilities to the Company or is otherwise in conflict with or prejudicial to the Company's interests. Our policies prohibit any employee from accepting simultaneous employment with a Company supplier, customer, developer or competitor, or from taking part in any activity that enhances or supports a competitor's position. Additionally, you must disclose to the Company any interest that you have that may conflict with the business of the Company. If you have any questions on this requirement, you should contact your supervisor or the Executive Vice President.

                  (ii) Outside Directorships. It is a conflict of interest to serve as a director of any company that competes with the Company. Although you may serve as a director of a Company supplier, customer, developer, or other business partner, our policy requires that you first obtain approval from the Company's Chief Executive or Financial Officer ("CEO" or "CFO") before accepting that directorship. Any compensation you receive should be commensurate to your responsibilities. Any approval may be conditioned upon the completion of specified actions.

            (iii) Business Interests. If you are considering investing in a Company customer, supplier, developer, or competitor, you must first take great care to ensure that these investments do not compromise your responsibilities to the Company. Many factors should be considered in determining whether a conflict exists, including the size and nature of the investment; your ability to influence the Company's of the other company's decisions; your access to our confidential information or that of the other company; and the nature of the relationship between the Company and the other company.

            (iv) Related Parties. As a general rule, you should avoid conducting Company business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role. Relatives include spouse, sister, brother, daughter, son, mother, father, grandparents, step relationships, and in-laws. Significant others include persons living in a spousal (including same sex) or familial fashion with an employee.

      If a related party transaction is unavoidable, you must fully disclose the nature of the related party transaction to the Company's CFO. If determined to be material to the Company by the CFO, or if the related party transaction involves any of the Company's senior financial officers, the Company's Audit Committee must review and approve in writing in advance that related party transaction. The most significant related party transactions, particularly those involving the Company's directors or executive officers, must be reviewed and approved in writing in advance by the Company's Board of Directors. The Company must report all material related party transactions under applicable accounting rules, Federal securities laws, SEC rules and regulations, and securities market rules. Any dealings with a related party must be conducted in a way that no preferential treatment is given to that party.

      The Company discourages the employment of relatives and significant others in positions or assignments within the same department and prohibits, in the absence of prior approval from the CEO, the employment of those individuals in positions that have a financial dependence or influence (e.g., an auditing or control relationship, or a supervisor/subordinate relationship). The purpose of this policy is to prevent the organizational impairment and conflicts that are a likely outcome of the employment of relatives or significant others, especially in a supervisor/subordinate relationship. If a question arises about whether a relationship is covered by this policy, the Executive Vice President is responsible for determining whether an applicant's or transferee's acknowledged relationship is covered by this policy. The Executive Vice President shall advise all affected applicants and transferees of this policy. Willful withholding of information regarding a prohibited relationship/reporting arrangement may be subject to corrective action, including termination. If a prohibited relationship exists or develops between two employees, the employee in the senior position must bring this to the attention of his/her supervisor. The Company retains the prerogative to separate the individuals at the earliest possible time, either by reassignment or by termination, if necessary.

                  (v) Other Situations. Because other conflicts of interest may arise, it would be impossible to list all possible situations. If a proposed transaction or situation raises any questions or doubts in your mind you should consult the Executive Vice President.

            D. Corporate Opportunities

      No one may exploit for their own personal gain opportunities that are discovered through the use of corporate property or information or because of their position unless the opportunity is disclosed fully in writing to the Company's Board of Directors and the Board of Directors declines to pursue that opportunity.

            E. Protecting the Company's Confidential Information

      The Company's confidential information is its moist valuable asset. As a data company, we are also responsibility for the privacy of those whose data we hold. The Company's confidential information includes, among other things, its data files, product formulations and plans, names and lists of customers, dealers, and employees; and financial information. This information is the property of the Company and may be protected by patent, trademark, copyright and trade secret laws. All confidential information must be used for Company business purposes only. Every officer, director, employee, agent and contractor must safeguard it. THIS RESPONSIBILITY INCLUDES NOT DISCLOSING THE COMPANY'S CONFIDENTIAL INFORMATION SUCH AS INFORMATION REGARDING THE COMPANY'S PRODUCTS OR BUSINESS OVER THE INTERNET. You are also responsible for properly labeling any and all documentation shared with or correspondence sent to the Company's outside counsel as "Attorney-Client Privileged." This responsibility includes the safeguarding, securing, and proper disposal of confidential information in accordance with the Company's policy on Maintaining and Managing Records set forth in Section III.I of this Code of Ethics and Business Conduct. This obligation extends to confidential information of third parties, which the Company has rightfully received under Non-Disclosure Agreements. See the Company's policy dealing with Handling Confidential Information of Others set forth in Section IV.D of this Code of Ethics and Business Conduct.

                  (i) Proprietary Information and Invention Agreement. If you are an officer or employee, when you joined the Company, you signed an agreement to protect and hold confidential the Company's proprietary information. This agreement remains in effect for as long as you work for the Company and after you leave the Company. Under that agreement, except in the limited circumstances outlined therein, you may not disclose the Company's confidential information to anyone or use it to benefit anyone other than the Company.

                  (ii) Disclosure of Company Confidential Information. To further the Company's business, from time to time our confidential information may be disclosed to potential business partners. However, any disclosure should never be done without carefully considering its potential benefits and risks. If you are an employee and believe that disclosure of confidential information is necessary, you must contact your supervisor or manager to ensure that an appropriate written nondisclosure agreement is signed prior to the disclosure. The Company has standard nondisclosure agreements suitable for most disclosures. If you are an employee, you must not sign a third party's nondisclosure agreement or accept changes to the Company's standard nondisclosure agreements without review and approval by your supervisor or manager. In addition, all Company materials that contain Company confidential information, including presentations, must be reviewed and approved by your supervisor or manager prior to publication or use. Furthermore, any employee publication, or publicly made statement that might be perceived or construed as attributable to the Company, made outside the scope of his or her employment with the Company, must be reviewed and approved in writing in advance by your supervisor or manager and must include the Company's standard disclaimer that the publication or statement represents the views of the specific author and not of the Company.

                  (iii) Requests by Regulatory Authorities. The Company and its employees, officers, directors, agents and contractors must cooperate with appropriate government inquiries and investigations. In this context, however, it is important to protect the legal rights of the Company with respect to its confidential information. All government requests for information, documents or investigative interviews must be referred to the Company's CFO. No financial information may be disclosed without the prior approval of the CFO.

                  (iv) Company Spokespeople. Specific policies have been established regarding who may communicate information to the press and the financial analyst community. All inquiries or calls from the press and financial analysts should be referred to the CEO or CFO. The Company has designated its CEO and CFO as official Company spokespeople for financial matters. These designees are the only people who may communicate with the press on behalf of the Company.

            F. Obligations Under Securities Laws - "Insider" Trading

      Obligations under the U.S. securities laws apply to everyone. In the normal course of business, officers, directors, employees, agents, contractors and consultants of the Company may come into possession of significant, sensitive information. This information is the property of the Company - you have been entrusted with it. You may not profit from it by buying or selling securities yourself, or passing on the information to others to enable them to profit or for them to profit on your behalf. The purpose of this policy is both to inform you of your legal responsibilities and to make clear to you that the misuse of sensitive information is contrary to Company policy and U.S. securities laws.

      Insider trading is a crime, penalized by fines of up to $5,000,000 and 20 years in jail for individuals. In addition, the SEC may seek the imposition of a civil penalty of up to three times the profits made or losses avoided from the trading. Insider traders must also disgorge any profits made, and are often subjected to an injunction against future violations. Finally, insider traders may be subjected to civil liability in private lawsuits.

      Employers and other controlling persons (including supervisory personnel) are also at risk under U.S. securities laws. Controlling persons may, among other things, face penalties of the greater of $5,000,000 or three times the profits made or losses avoided by the trader if they recklessly fail to take preventive steps to control insider trading.

      Thus, it is important both to you and the Company that insider-trading violations not occur. You should be aware that stock market surveillance techniques are becoming increasingly sophisticated, and the chance that U.S. federal or other regulatory authorities will detect and prosecute even small-level trading is significant. Insider trading rules are strictly enforced, even in instances when the financial transactions seem small. You should contact the Executive Vice President if you are unsure as to whether or not you are free to trade.

      The Company may impose a trading blackout period on members of the Board of Directors and executive officers, as well as its employees, consultants and contractors. None of these individuals may trade in Company securities during a blackout period.

            G. Prohibition Against Short Selling of Company Stock

      No Company director, officer or other employee may engage in short sales. A short sale, as defined in this policy, means any transaction whereby one may benefit from a decline in the Company's stock price. While employees who are not executive officers or directors are not prohibited by law from engaging in short sales of Company's securities, the Company's policy is that employees may not so do

            H. Use of Company's Assets

                  (i)  General.   Protecting  the  Company's  assets  is  a  key
fiduciary responsibility of every employee, officer, director, agent and contractor. Care should be taken to ensure that assets are not misappropriated, loaned to others, or sold or donated, without appropriate authorization. All Company employees, officers, directors, agents and contractors are responsible for the proper use of Company assets, and must safeguard all assets against loss, damage, misuse or theft. Employees, officers, directors, agents or contractors who violate any aspect of this policy or who demonstrate poor judgment in the manner in which they use any Company asset may be subject to disciplinary action, up to and including termination of employment or business relationship at the Company's sole discretion. Company equipment and assets are to be used for Company business purposes only. Employees, officers, directors, agents and contractors may not use Company assets for personal use, nor may they allow any other person to use Company assets. Any questions regarding this policy should be directed to the attention of the Company's Executive Vice President.

                  (ii) Physical Access Control. The Company has and will continue to develop procedures covering physical access control to ensure privacy of its data assets and client communications, maintenance of the security of the Company communication equipment, and safeguard Company assets from theft, misuse and destruction. You are personally responsible for complying with the level of access control that has been implemented by the Company. You must not defeat or cause to be defeated the purpose for which the access control was implemented.

                  (iii) Company Funds. Every Company employee, officer and director is personally responsible for all Company funds over which he or she exercises control. Company agents and contractors should not be allowed to exercise control over Company funds. Company funds must be used only for Company business purposes. All Company employees, officers, directors, agents and contractors must take reasonable steps to ensure that the Company receives good value for Company funds spent, and must maintain accurate and timely records of all expenditures. Expense reports must filed promptly and be accurate. Company employees, directors, agents and contractors must not use Company funds for any personal purpose.

                  (iv) Computers and Other Equipment. The Company strives to furnish employees with the equipment necessary to efficiently and effectively do their jobs. You must care for that equipment and to use it responsibly only for Company business purposes. If you use Company equipment at your home or off site, take precautions to protect it from theft or damage, just as if it were your own. If the Company no longer employs you, you must immediately return all Company equipment. While computers and other electronic devices are made accessible to employees to assist them to perform their jobs and to promote Company's interests, all such computers and electronic devices, whether used entirely or partially on the Company's premises or with the aid of the Company's equipment or resources, must remain fully accessible to the Company and, to the maximum extent permitted by law, will remain the sole and exclusive property of the Company.

      Employees, directors, officers, agents and contractors should not maintain any expectation of privacy with respect to information transmitted over, received by, or stored in any electronic communications device owned, leased, or operated in whole or in part by or on behalf of the Company. To the extent permitted by applicable law, the Company retains the right to gain access to any information received by, transmitted by, or stored in any Company electronic communications device, by and through its employees, agents, contractors, or representatives, at any time, either with or without an employee's or third party's knowledge, consent or approval.

                  (v) Software. All software used by employees, directors and officers to conduct Company business must be appropriately licensed. Never make or use illegal or unauthorized copies of any software, whether in the office, at home, or on the road, since doing so may constitute copyright infringement and may expose you and the Company to potential civil and criminal liability. In addition, use of illegal or unauthorized copies of software may subject the employee to disciplinary action, up to and including termination. The Company's IT Department will inspect Company computers periodically to verify that only approved and licensed software has been installed. Any non-licensed/supported software will be removed.

                  (vi) Electronic Usage. The purpose of this policy is to make certain that employees, officers and directors utilize electronic communication devices in a legal, ethical, and appropriate manner. This policy addresses the Company's responsibilities and concerns regarding the fair and proper use of all electronic communications devices within the organization, including computers, e-mail, connections to the Internet, intranet and extranet and any other public or private networks, voice mail, video conferencing, facsimiles, and telephones. Posting or discussing information concerning the Company's products or business on the Internet without the prior written consent of the Company's Executive Vice President is prohibited. Any other form of electronic communication used by employees currently or in the future is also intended to be encompassed under this policy. It is not possible to identify every standard and rule applicable to the use of electronic communications devices. Employees, directors, and officers are therefore encouraged to use sound judgment whenever using any feature of our communications systems.

            I. Maintaining and Managing Records

      The purpose of this policy is to set forth and convey the Company's business and legal requirements in managing records, including all recorded information regardless of medium or characteristics. Records include paper documents, CDs, computer hard disks, email, floppy disks or all other media. The Company is required by local, state, federal, foreign and other applicable laws, rules and regulations to retain certain records and to follow specific guidelines in managing its records. Civil and criminal penalties for failure to comply with such guidelines can be severe for employees, agents, contractors and the Company, and failure to comply with such guidelines may subject the employee, agent or contractor to disciplinary action, up to and including termination of employment or business relationship at the Company's sole discretion.

            J. Records on Legal Hold.

      A legal hold suspends all document destruction procedures in order to preserve appropriate records under special circumstances, such as litigation or government investigations. The Company's Executive Vice President determines and identifies what types of Company records or documents are required to be placed under a legal hold. Every Company employee, director, officer, agent and contractor must comply with this policy. Failure to comply with this policy may subject the employee, agent or contractor to disciplinary action, up to and including termination of employment or business relationship at the Company's sole discretion.

      The Company's Executive Vice President will notify you if a legal hold is placed on records for which you are responsible. You then must preserve and protect the necessary records in accordance with instructions from the Company's Executive Vice President. RECORDS OR SUPPORTING DOCUMENTS THAT HAVE BEEN PLACED UNDER A LEGAL HOLD MUST NOT BE DESTROYED, ALTERED OR MODIFIED UNDER ANY CIRCUMSTANCES. A legal hold remains effective until it is officially released in writing by the Company's Executive Vice President. If you are unsure whether a document has been placed under a legal hold, you should preserve and protect that document while you check with the Company's Executive Vice President.

      If you have any questions about this policy you should contact the Company's Executive Vice President.

            K. Payment Practices

                  (i) Accounting Practices. The Company's responsibilities to its stockholders and the investing public require that all transactions be fully and accurately recorded in the Company's books and records in compliance with all applicable laws. False or misleading entries, unrecorded funds or assets, or payments without appropriate supporting documentation and approval are strictly prohibited and violate Company policy and the law. Additionally, all documentation supporting a transaction should fully and accurately describe the nature of the transaction and be processed in a timely fashion.

                  (ii) Political Contributions. The Company reserves the right to communicate its position on important issues to elected representatives and other government officials. It is the Company's policy to comply fully with all local, state, federal, foreign and other applicable laws, rules and regulations regarding political contributions. The Company's funds or assets must not be used for, or be contributed to, political campaigns or political practices under any circumstances without the prior written approval of the Company's Executive Vice President and, if required, the Board of Directors.

                  (iii) Prohibition of Inducements. Under no circumstances may employees, directors, officers, agents or contractors offer to pay, make payment, promise to pay, or issue authorization to pay any money, gift, or anything of value to customers, vendors, consultants, etc. that is perceived as intended, directly or indirectly, to improperly influence any business decision, any act or failure to act, any commitment of fraud, or opportunity for the commission of any fraud. Inexpensive gifts, infrequent business meals, celebratory events and entertainment, provided that they are not excessive or create an appearance of impropriety, do not violate this policy. Questions regarding whether a particular payment or gift violates this policy should be directed to the Executive Vice President.

            L. Foreign Corrupt Practices Act.

      The Company  requires full compliance  with the Foreign Corrupt  Practices
Act ("FCPA") by all of its employees, officers, directors, agents, and contractors.

      The anti-bribery and corrupt payment provisions of the FCPA make illegal any corrupt offer, payment, promise to pay, or authorization to pay any money, gift, or anything of value to any foreign official, or any foreign political party, candidate or official, for the purpose of: influencing any act or failure to act, in the official capacity of that foreign official or party; or inducing the foreign official or party to use influence to affect a decision of a foreign government or agency, in order to obtain or retain business for anyone, or direct business to anyone.

      All Company employees, officers, directors, agents and contractors whether located in the United States or abroad, are responsible for FCPA compliance and the procedures to ensure FCPA compliance. All managers and supervisory personnel are expected to monitor continued compliance with the FCPA to ensure compliance with the highest moral, ethical and professional standards of the Company. FCPA compliance includes the Company's policy on Maintaining and Managing Records in
Section III.I of this Code of Business Conduct and Ethics.

      Laws in most countries outside of the United States also prohibit or restrict government officials or employees of government agencies from receiving payments, entertainment, or gifts for the purpose of winning or keeping business. No contract or agreement may be made with any business in which a government official or employee holds a significant interest, without the prior approval of the Company's Executive Vice President.

      IV. RESPONSIBILITIES TO OUR CUSTOMERS AND OUR SUPPLIERS

            A. Customer Relationships

      If your job puts you in contact with any Company customers or potential customers, it is critical for you to remember that you represent the Company to the people with whom you are dealing. Act in a manner that creates value for our customers and helps to build a relationship based upon trust. The Company and its employees have provided products and services for many years and have built up significant goodwill over that time. This goodwill is one of our most important assets, and the Company employees, officers, directors, agents and contractors must act to preserve and enhance our reputation.

            B. Payments or Gifts from Others

      Under no circumstances may employees, officers, directors, agents or contractors accept any offer, payment, promise to pay, or authorization to pay any money, gift, or anything of value from customers, vendors, consultants, etc. that is perceived as intended, directly or indirectly, to influence any business decision, any act or failure to act, any commitment of fraud, or opportunity for the commission of any fraud. Inexpensive gifts, infrequent business meals, celebratory events and entertainment, provided that they are not excessive or create an appearance of impropriety, do not violate this policy. Questions regarding whether a particular payment or gift violates this policy are to be directed to Executive Vice President.

      Gifts given by the Company to suppliers or customers or received from suppliers or customers should always be appropriate to the circumstances and should never be of a kind that could create an appearance of impropriety.

            C. Publications of Others

      The Company subscribes to many publications that help employees do their jobs better. These include newsletters, reference works, online reference services, magazines, books, and other digital and printed works. Copyright law generally protects these works, and their unauthorized copying and distribution constitute copyright infringement. You must first obtain the consent of the publisher of a publication before copying publications or significant parts of them. When in doubt about whether you may copy a publication, consult the Executive Vice President.

            D. Handling the Confidential Information of Others

      The Company has many kinds of business relationships with many companies and individuals. Sometimes, they will volunteer confidential information about their products or business plans to induce the Company to enter into a business relationship. At other times, we may request that a third party provide confidential information to permit the Company to evaluate a potential business relationship with that party. Whatever the situation, we must take special care to handle the confidential information of others responsibly. We handle such confidential information in accordance with our agreements with such third parties. See also the Company's policy on Maintaining and Managing Records in
Section III.I of this Code of Business Conduct and Ethics.

            E. Appropriate Nondisclosure Agreements.

      Confidential information may take many forms. An oral presentation about a company's product development plans may contain protected trade secrets. A customer list or employee list may be a protected trade secret. A demo of an alpha version of a company's new software may contain information protected by trade secret and copyright laws.

      You should never accept information offered by a third party that is represented as confidential, or which appears from the context or circumstances to be confidential, unless an appropriate nondisclosure agreement has been signed with the party offering the information. YOUR SUPERVISOR OR MANAGER CAN PROVIDE NONDISCLOSURE AGREEMENTS TO FIT ANY PARTICULAR SITUATION, AND WILL COORDINATE APPROPRIATE EXECUTION OF SUCH AGREEMENTS ON BEHALF OF THE COMPANY. Even after a nondisclosure agreement is in place, you should accept only the information necessary to accomplish the purpose of receiving it, such as a decision on whether to proceed to negotiate a deal. If more detailed or extensive confidential information is offered and it is not necessary, for your immediate purposes, it should be refused.

                  (i) Need-to-Know. Once a third party's confidential information has been disclosed to the Company, we have an obligation to abide by the terms of the relevant nondisclosure agreement and limit its use to the specific purpose for which it was disclosed and to disseminate it only to other Company employees, officers or directors with a need to know the information. Every employee, agent and contractor involved in a potential business relationship with a third party must understand and strictly observe the restrictions on the use and handling of confidential information. When in doubt, consult your supervisor or manager.

                  (ii) Notes and Reports. When reviewing the confidential information of a third party under a nondisclosure agreement, it is natural to take notes or prepare reports summarizing the results of the review and, based partly on those notes or reports, to draw conclusions about the suitability of a business relationship. Notes or reports, however, can include confidential information disclosed by the other party and so should be retained only long enough to complete the evaluation of the potential business relationship. Subsequently, they should be either destroyed or turned over to your supervisor or manager for safekeeping or destruction. They should be treated just as any other disclosure of confidential information is treated: marked as confidential and distributed only to those the Company employees with a need to know.

                  (iii) Competitive Information. You should never attempt to obtain a competitor's confidential information by improper means, and you should especially never contact a competitor regarding their confidential information. While the Company may, and does, employ former employees of competitors, we recognize and respect the obligations of those employees not to use or disclose the confidential information of their former employers.

            E. Selecting Suppliers

      The Company's suppliers make significant contributions to our success. To create an environment where our suppliers have an incentive to work with the Company, they must be confident that they will be treated lawfully and in an ethical manner. The Company's policy is to purchase supplies based on need, quality, service, price and terms and conditions. The Company's policy is to select significant suppliers or enter into significant supplier agreements though a competitive bid process where possible. The confidential information of a supplier is entitled to the same protection as that of any other third party and must not be received before an appropriate nondisclosure agreement has been signed. A supplier's performance should never be discussed with anyone outside the Company, except to the extent necessary for an immediate business purpose. A supplier to the Company is generally free to sell its products or services to any other party, including competitors of the Company. Where the products or services have been designed, fabricated, or developed to our specifications the agreement between the parties should contain restrictions on sales.

            F. Government Relations

      It is the Company's policy to comply fully with all applicable laws and regulations governing contact and dealings with government employees and public officials, and to adhere to high ethical and legal standards of business conduct. This policy includes strict compliance with all local, state, federal, foreign and other applicable laws, rules and regulations. If you have any questions concerning government relations you should contact the Executive Vice President.

            G. Lobbying

      Employees, officers, directors, agents or contractors whose work requires lobbying communication with any member or employee of a legislative body or with any government official or employee in the formulation of legislation must have prior written approval of this activity from the Executive Vice President. Activity covered by this policy includes meetings with legislators or members of their staffs or with senior executive branch officials. Preparation, research, and other background activities that are done in support of lobbying communication are also covered by this policy even if the communication ultimately is not made.

            H. Government Contracts

      It is the Company's policy to comply fully with all applicable laws and regulations that apply to government contracting. It is also necessary to strictly adhere to all terms and conditions of any contract with local, state, federal, foreign or other applicable governments. The Executive Vice President and the General Counsel must review and approve all contracts with any government entity.

            I. Free and Fair Competition

      The United States has well-developed bodies of law designed to encourage and protect fair competition. The Company is committed to obeying both the letter and spirit of these laws. The consequences of not doing so can be severe for all of us.

      These  laws  often   regulate  the   Company's   relationships   with  its
distributors, resellers, dealers, and customers. Competition laws generally address the following areas: pricing practices (including price discrimination), discounting, terms of sale, credit terms, promotional allowances, secret rebates, exclusive dealerships or distributorships, product bundling, restrictions on carrying competing products, termination, and many other practices.

      Competition laws also govern, usually quite strictly, relationships between the Company and its competitors. As a general rule, contacts with competitors should be limited and should always avoid subjects such as prices or other terms and conditions of sale, customers, and suppliers. Employees, agents, or contractors of the Company may not knowingly make false or misleading statements regarding its competitors or the products of its competitors, customers or suppliers. Participating with competitors in a trade association or in a standards creation body is acceptable when the association has been properly established, has a legitimate purpose, and has limited its activities to that purpose.

      No employee, officer, director, agent or contractor shall at any time or under any circumstances enter into an agreement or understanding, written or oral, express or implied, with any competitor concerning prices, discounts, other terms or conditions of sale, profits or profit margins, costs, allocation of product or geographic markets, allocation of customers, limitations on production, boycotts of customers or suppliers, or bids or the intent to bid or even discuss or exchange information on these subjects. In some cases, legitimate joint ventures with competitors may permit exceptions to these rules as may bona fide purchases from or sales to competitors on non-competitive products, but the Company's Finance Department must review all such proposed ventures in advance. These prohibitions are absolute and strict observance is required. Collusion among competitors is illegal, and the consequences of a violation are severe.

      Although the spirit of these laws, known as "antitrust," "competition," or "consumer protection" or unfair competition laws, is straightforward, their application to particular situations can be quite complex. To ensure that the Company complies fully with these laws, each of us should have a basic knowledge of them and should involve the Executive Vice President early on when questionable situations arise.

            J. Industrial Espionage

      It is the Company's policy to lawfully compete in the marketplace. This commitment to fairness includes respecting the rights of our competitors and abiding by all applicable laws in the course of competing. The purpose of this policy is to maintain the Company's reputation as a lawful competitor and to help ensure the integrity of the competitive marketplace. The Company expects its competitors to respect our rights to compete lawfully in the marketplace, and we must respect their rights equally. Company employees, officers, directors, agents and contractors may not steal or unlawfully use the information, material, products, intellectual property, or proprietary or confidential information of anyone including suppliers, customers, business partners or competitors.

      V. DISCLOSURE TO THE SEC AND THE PUBLIC

      Our policy is to provide full, fair accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications. Accordingly, to the extent applicable, all employees, officers and directors must ensure that they and others in the Company comply with our disclosure controls and procedures and our internal controls for financial reporting. In addition, all employees, officers and directors involved in preparation of the Company's periodic reports must use the best efforts to ensure compliance with the requirements of the first sentence of this paragraph.

      VI. WAIVERS

      Any waiver of any provision of this Code of Ethics and Business Conduct for a member of the Company's Board of Directors or an executive officer must be approved in writing by the Board of Directors and promptly disclosed. Any waiver of any provision of this Code of Ethics and Business Conduct with respect any other employee, agent or contractor must be approved in writing by the Executive Vice President.

      VII. DISCIPLINARY ACTIONS

      The matters covered in this Code of Ethics and Business Conduct are of the utmost importance to the Company, its stockholders and its business partners, and are essential to the Company's ability to conduct its business in accordance with its values. We expect all of our employees, officers, directors, agents, contractors and consultants to adhere to these rules in carrying out their duties for the Company.

      The Company will take action, as appropriate, against any employee, officer, director, agent, contractor, or consultant whose actions violate this Code. Disciplinary actions may include termination of any business or employment relationship.

      If the Company has suffered a loss, it will pursue its effective remedies against anyone responsible.

      VIII. ACKNOWLEDGEMENT OF RECEIPT OF THIS CODE

      I have received and read this Code of Ethics and Business Conduct and understand the principals, as well as the policy standards it embodies. I agree to abide by the provisions of this Code. I acknowledge that my adherence to this and any other policies does not create or imply any contract or agreement of employment, which remains at the Company's sole discretion.

      If I have any questions concerning the application or interpretation of this Code or any other Company policies or legal requirements applicable to the Company, I must seek the guidance of the Executive Vice President or General Counsel.

      Please so acknowledge by signing and printing your name in the places indicated below and return the completed form the Executive Vice President.

         Name:                                                 {Print}
               -----------------------------------------------

         Name:                                                 {Signature}
               -----------------------------------------------

         Date:
               -----------------------------------------------------

                                                                       Exhibit E

                           Text of Proposed Amendment

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                               DIALOG GROUP, INC.

      Dialog Group, Inc, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

      DOES HEREBY CERTIFY:

      FIRST: That the Board of Directors of Dialog Group, Inc, by the unanimous action of its members, filed with the minutes of the board, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

      RESOLVED,   That  the  Restated   Certificate  of  Incorporation  of  this
      corporation be amended by changing Article 4 thereof so that, as amended, said Article shall be and read as follows:

            "4. The total number of shares of stock which the corporation shall have the authority to issue is 100,000,000 shares of Common Stock and 1,500,000 of Preferred, all of which shall have a par value of $0.001. The Preferred may be issued from time to time in one or more classes or series. The number of shares, their stated value and dividend rate, if any, and their designations, preferences, and relative, participating, optional, or other special rights and any qualifications, limitations, or restrictions thereon shall be fixed by the board of directors for each class or series in the resolutions providing for its issuance.

      "Upon the filing and effectiveness of this Certificate of Amendment of Restated Certificate of Incorporation (this "Amendment"), each share of Common Stock, par value $0.001 per share, of the Corporation issued and outstanding immediately prior to such filing and effectiveness, shall be reclassified, changed and combined into one hundredth (1/100) of a share of Common Stock, par value $0.001 per share, of the Corporation. Each holder of record of a certificate representing shares of Common Stock, par value $.001 per share, as of the close of business on the effective date of the filing and effectiveness of this Amendment shall be entitled to receive, as soon as practicable, upon surrender of such certificate, a certificate or certificates representing one (1) share of Common Stock, $.001 par value, for every 100 shares of Common Stock, par value $.001 per share, represented by the certificate or certificates of such holder; provided, however, that no fractional shares of Common Stock, par value $.001 per share, shall be issued and in lieu of issuing such fractional shares, the Corporation shall pay the holder cash equal to the product of such fraction, multiplied by the fair market value of the Common Stock, par value $.001 per share, as of the filing and effectiveness of this Amendment, as determined in good faith by the Board of Directors."

      SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

      THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      FOURTH:   That  this  Certificate  of  Amendment  of  the  Certificate  of
Incorporation shall be effective on the later to occur of the filing of this document or May 27, 2005.

      IN WITNESS WHEREOF, said Dialog Group, Inc. has caused this certificate to be signed by Mark Alan Siegel, its Secretary, this ___ day of October, 2005.

                                     DIALOG GROUP, INC


                                     By
                                        ---------------------------------------
                                        Mark Alan Siegel, Secretary

                                                                       Exhibit F

Dialog Group, Inc. 2002 STOCK OPTION PLAN (as Amended) Section 1 PURPOSE

      The purpose of this Plan is to promote the interests of Dialog Group, Inc. (the "Company") by granting Options to purchase Stock to Key Employees, Outside Directors and Key Consultants in order to (a) attract and retain Key Employees and Key Consultants; (b) provide an additional incentive to each Key Employee and Key Consultant to work to increase the value of the Stock; and (c) provide each such Key Employee, Outside Director and Key Consultant with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

Section 2 DEFINITIONS

      Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and for any Option granted under this Plan. For purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Unless otherwise expressly indicated, all Section references herein shall be construed to mean references to a particular Section of this Plan.

      2.1 Board means the Board of Directors of the Company.

      2.2 Change of Control means any of the following:

            (i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time) (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either (A) the then outstanding shares of Stock (the "Outstanding Company Common Stock") or
      (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"); provided, however, that any acquisition by
      (x) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such acquisition in substantially the same portion as their ownership, immediately prior to such acquisition of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, shall not constitute a change in control of the Company; or

            (ii) individuals who, as of January 31, 2002, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to January 31, 2002, whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the incumbent Board shall be considered as though such individual was elected prior to January 31, 2002, even if his initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
      Act); or

            (iii) approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination or the Outstanding Company Common Stock and Company Voting Securities, as the case may be; or

            (iv) (A) a complete  liquidation  or dissolution of the Company or a
      (B) sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

      2.3 Code means the Internal Revenue Code of 1986, as amended.

      2.4 Committee means the committee of Non-Employee Directors appointed by the Board to administer this Plan as contemplated by Section 5.

      2.5 Company means Dialog Group, Inc., a Delaware corporation, and any successor to this corporation.

      2.6 Exchange Act means the Securities Exchange Act of 1934, as amended.

      2.7 Designated Committee means a committee appointed by the Committee in accordance with Section 5.

      2.8 Fair Market Value in respect of the Stock on any day means (a) if the principal market for the Stock is a national securities exchange, the average between the high and low sales prices of the Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; (b) if the principal market for the Stock is not a national securities exchange and the Stock is quoted on The NASDAQ Stock Market ("NASDAQ"), and (i) if actual sales price information is available with respect to the Stock, then the average between the high and low sales prices of the Stock on such day on NASDAQ, or (ii) if such information is not available, then the average between the highest bid and lowest asked prices for the Stock on such day on NASDAQ; or
(c) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ, then the average between the highest bid and lowest asked prices for the Stock on such day as reported by The Nasdaq Bulletin Board, or a comparable service; provided that if clauses (a), (b) and
(c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, then the fair market value of the Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

      2.9 For cause, when used in connection with termination of a grantee's employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or Subsidiary. In the absence of such an employment agreement, "for cause" means: (a) charge or conviction of a felony or any other crime (whether or not involving the Company or a Subsidiary); (b) engaging in any substantiated act involving moral turpitude;
(c) the continual or frequent possession by grantee of an illegal substance or abuse by the grantee of a controlled substance or alcohol resulting in a pattern of behavior disruptive to the business operations of the Company or a Subsidiary; (d) engaging in any act which, in each case, subjects, or if generally known would subject, the Company or a Subsidiary to public ridicule or embarrassment; (e) any action by the grantee which constitutes dishonesty relating to the Company or a Subsidiary, a willful violation of law (other than traffic and similar minor offenses) or a fraud against the Company or a Subsidiary; (f) material violation of the Company's or a Subsidiary's written policies, including, without limitation, those relating to sexual harassment or the disclose or misuse of confidential information; (g) misappropriation of the Company's or a Subsidiary's funds or assets by the grantee for personal gain; or
(h) serious neglect or misconduct in the performance of the grantee's duties for the Company or a Subsidiary or willful or repeated failure or refusal to perform such duties; in each case determined by the Committee or the Designated Committee, which determination shall be final, binding and conclusive.

      2.10 Insider shall mean an employee who is, at the time of an award made under this Plan, an insider pursuant to ss. 16 of the Exchange Act.

      2.11 ISO means any option granted under this Plan to purchase Stock which satisfies the requirements of Section 422 of the Code. Any Option that is not specifically designated as an ISO shall under no circumstances be considered an ISO.

      2.12 Key Consultant means any consultant or independent contractor of the Company or a Subsidiary (other than a Non-Employee Director) or any such consultant or contractor who is a Non-Employee Director and who serves as such a consultant or contractor pursuant to a written agreement with the Company which has been approved by the Board, in either case who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of the Company or a Subsidiary.

      2.13 Key Employee means any employee of the Company or a Subsidiary, who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of the Company or a Subsidiary.

      2.14 Non-Employee Director means any member of the Board of Directors of the Company qualified as such under SEC Rule 16b-3(b)(3)(i) under the Exchange Act, or any successor rule.

      2.15 Non-ISO means any option granted under this Plan to purchase stock that fails to satisfy the requirements of Section 422 of the Code or has been specifically denominated as a non-ISO by the Committee as of the time the option is granted.

      2.16 Option means an ISO or a Non-ISO.

      2.17 Option Certificate means the written agreement or instrument which sets forth the terms of an Option granted to a Key Employee, Key Consultant or Outside Director under this Plan.

      2.18 Option Price means the price which shall be paid to purchase one share of stock upon the exercise of an Option granted under this Plan.

      2.19 Outside Director means any member of the Board of Directors of the Company who is not employed by the Company, regardless of whether such person qualifies as a Non-Employee Director.

      2.20  Parent   Corporation   means  any  corporation  which  is  a  parent
corporation of the Company within the meaning of Section 424(e) of the Code.

      2.21 Plan means this Dialog Group, Inc. 2000 Stock Option Plan, as amended from time to time.

      2.22 Principal Officer means the Chairman of the Board (if the Chairman of the Board is a payroll employee), the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President and the Treasurer of the Company and any other person who is an "officer" of the Company as that term is defined in SEC Rule 16a-1(f) under the Exchange Act or any successor rule there under.

      2.23 Securities Act means the Securities Act of 1933, as amended.

      2.24 SEC means the Securities Exchange Commission.

      2.25 Stock means the Common Stock, $.01 par value per share, of the Company.

      2.26 Subsidiary means any corporation that is a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

      2.27 Ten Percent Shareholder means a person who owns after taking into account the attribution rules of Section 424(d) of the Code more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Subsidiary or a Parent Corporation.

Section 3. SHARES SUBJECT TO OPTIONS

      Effective upon the consolidation of the Company's shares to be considered at the May 25, 2005 Annual Meeting of Shareholders, there There shall be 1,500,000 10,000,000 shares of Stock reserved for issuance in connection with ISOs and Non-ISOs granted under this Plan. Such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Any shares of Stock subject to an Option which remain after the cancellation, expiration or exchange of such Option for another Option thereafter shall again become available for use under this Plan.

Section 4. EFFECTIVE DATE

      The effective date of this Plan shall be January 31, 2002, subject to approval by the stockholders of the Company acting at a duly called meeting of such stockholders or acting by unanimous written consent in lieu of a meeting, provided such stockholder approval occurs within twelve (12) months after the date the Board approves and adopts this Plan. The effective date of this Amendment shall be March 23, 2006, subject to approval by the stockholders of the Company acting at a duly called meeting of the stockholders provided the stockholder approval occurs within twelve (12) months after the date the Board approved this amendment.

Section 5. COMMITTEE

      (a) A Committee consisting solely of not less than two (2) Non-Employee Directors shall administer this Plan. The members of the Committee shall be appointed by, and serve at, the pleasure of the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, all actions relating to awards to persons subject to Section 16 of the Exchange Act shall be taken by the Committee and not any Designated Committee (as defined below). In addition, to the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, all actions relating to awards to persons subject to Section 162(m) of the Code shall be taken by the Committee and not any Designated Committee (as defined below).

      (b) The Committee  acting in its absolute  discretion  shall exercise such powers and take such action as expressly called for under this Plan. Furthermore, the Committee shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Key Employee, Key Consultant or Outside Director and on each other person directly or indirectly affected by such action.

      (c) The Committee may appoint a separate committee comprised of two (2) or more persons, both of whom are members of the Board (and who may also be a Key Employee or a Key Consultant) (the "Designated Committee"), to administer this Plan with respect to Key Employees who are not Principal Officers or Ten Percent Shareholders, and to Key Consultants who are not Ten Percent Shareholders, subject to such conditions, restrictions and limitations as may be imposed by the Committee: including (i) Options to purchase not more than 75,000 1,000,000 shares of Stock may be granted by the Designated Committee in any one calendar year to all employees of the Company in the aggregate; and (ii) the Committee shall establish a maximum number of shares that may be subject to Options granted under the Plan in any one calendar year to any single Key Employee or Key Consultant by the Designated Committee. Unless and until the Committee shall take further action, the maximum number of shares that may be subject to Options granted under the Plan in any one calendar year by the Designated Committee to any single Key Employee or Key Consultant shall be 25,000 250,000. Any actions duly taken by the Designated Committee with respect to the grant of Options to Key Employees who are not Principal Officers and to Key Consultants shall be deemed to have been taken by the Committee for purposes of the Plan.

Section 6. ELIGIBILITY

      Only Key Employees, Key Consultants and Non-Employee Directors shall be eligible for the grant of Options under this Plan.

Section 7. GRANT OF OPTIONS

      7.1 Committee Action. The Committee or the Designated Committee, as the case may be, acting in its absolute discretion, shall grant Options to Key Employees and Key Consultants under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options. Options shall be granted to Non-Employee Directors as provided in Section 7.3 of this Plan. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall:

      (a) specify whether the Option is an ISO or Non-ISO; and

      (b) incorporate such other terms and conditions as the Committee or the Designated Committee, as the case may be, acting in its absolute discretion deems consistent with the terms of this Plan, including, without limitation, a limitation on the number of shares subject to the Option which first became exercisable or subject to surrender during any particular period.

If the Committee or the Designated Committee, as the case may be, grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option. In connection with the termination for any reason of employment by or service to the Company or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to accelerate the time such Option first becomes exercisable during any particular period as provided in the related Option
Certificate; provided, however, that the Committee may not extend any such period with respect to any shares of Stock subject to such Option. The Committee may also, in its discretion, condition the grant of an ISO or a Non-ISO upon the acceptance by a Key Employee or Key Consultant of one or more modifications to outstanding options, including but not limited to, forfeiture of all profits if the Key Employee provides services to a competitor within a reasonable time as determined in the discretion of the Committee or the improper disclosure of the Company's confidential or proprietary information.

      7.2 $100,000 Limitation. To the extent that the aggregate Fair Market Value of the stock with respect to which ISOs and other incentive stock options satisfying the requirements of Section 422 of the Code granted to a Key Employee under this Plan and under any other stock option plan adopted by the Company, a Subsidiary or a Parent Corporation first become exercisable in any calendar year exceeds $100,000 (based upon the Fair Market Value on the date of the grant), such Options shall be treated as Non-ISOs.

      7.3 Annual Issue for Directors and Committee Chairs

      (a) Each Outside Director shall, effective upon election or appointment at any time on or after March 23, 2006 but not more often than once a calendar year, shall be granted an option to purchase 25,000 shares during 2006 and 10,000 shares thereafter.
      (b) Each Chair of a Regular Board Committee or the Designated Committee shall, effective upon appointment at any time on or after March 23, 2006, but not more often than once a calendar year, shall be granted an option to purchase 12,500 shares during 2006 and 5,000 shares thereafter.
      (c) All of the Option granted to each individual shall be exercisable immediately.
      (d) The Option Price for each share of stock subject to an options granted under this section shall be the Fair Market Value of a share of Stock on the date the Option is granted.
      (e) Each Option granted pursuant to this section shall be an ISO to the maximum extent possible.

Section 8. OPTION PRICE

      The Option Price for each share of Stock subject to an ISO shall not be less than the Fair Market Value of a share of Stock on the date the Option is granted. If the Option is an ISO and the Key Employee is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price shall be payable in full upon the exercise of any Option, and an Option Certificate at the discretion of the Committee (except for an Option granted to a Non-Employee Director) may provide for the payment of the Option Price either in cash or in Stock acceptable to the Committee or in any combination of cash and Stock acceptable to the Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee.

Section 9. EXERCISE PERIOD

      (a) Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall provide that:

            (1) an Option is exercisable before the date such Option is granted, or

            (2) an Option is exercisable after the date which is the tenth anniversary of the date such Option is granted.

If an option that is an ISO is granted to a Key Employee who is a Ten Percent Shareholder, the Option Certificate shall provide that the Option is not exercisable after the expiration of five years from the date the Option is granted. An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee or service by a Key Consultant has terminated for any reason whatsoever, including death or disability. In connection with the termination for any reason of employment by or service to the Company or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to extend the period during which such Option may be exercised as provided in the related Option Certificate; provided, however, that no such extension shall permit an Option to be exercised beyond the date specified in paragraph (b) of this Section or the date applicable to Options granted to a Ten Percent Shareholder, as the case may be.

      (b) Notwithstanding any other provision of this Section, upon a Change of Control each Option granted under this Plan prior to such Change of Control (whether prior to or after the amendment of the Plan to include this provision) shall immediately become exercisable to the full extent of the original grant and, in the case an Option held by a Key Employee shall remain exercisable for three months (or such longer period as specified in the particular Option with regard to all or any shares of Stock covered by such Option) after any termination of employment of such Key Employee.

Section 10. TRANSFERABILITY

      The Committee or the Designated Committee, as the case may be, shall impose such restrictions on the transfer of options granted under the Plan as it may deem advisable, including, without limitation, restrictions deemed necessary or advisable under applicable federal securities laws, under the requirements of any stock exchange or market upon which Stock is then listed in or traded, and under any Blue Sky or state securities laws applicable to such Stock. Upon request of any person receiving an award of an Option under the Plan, the Committee may, in its sole and absolute discretion, determine to remove any such transfer restriction originally imposed and may, in connection with the removal of such transfer restriction, impose such conditions (including restrictions on further transfers of the Option or upon transfers of the Stock upon exercise of the Option) as the Committee or the Designated Committee, as the case may be, in its discretion, may deem advisable, including, without limitation, restrictions deemed by the Committee or the Designated Committee, as the case may be, to be necessary or advisable in order to comply with applicable federal and state securities laws or the requirements of any stock exchange or market upon which the Stock is then listed or traded. Subject to its authority to impose such conditions on further transfers, the Committee or the Designated Committee, as the case may be, shall authorize the transfer of Options for bona fide estate planning purposes or for contributions to qualified charities or charitable trusts.

Section 11. SECURITIES REGISTRATION AND RESTRICTIONS

      Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise or surrender of an Option, the Key Employee, Key Consultant or Outside Director shall, if so requested by the Company, hold such shares of Stock for investment and not with a view toward resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement to that effect satisfactory to the Company. Each Option Certificate shall also provide that, if so requested by the Company, the Key Employee, Key Consultant or Outside Director shall represent in writing to the Company that he or she will not sell or offer to sell any such shares of Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise or surrender of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the Securities Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of (i) an effective registration statement as to such Stock under the Securities Act and any applicable state securities law or (ii) an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Furthermore, the Company shall have the right to require a Key Employee, Key Consultant or Outside Director to enter into such stockholder or other related agreements as the Company deems necessary or appropriate under the circumstances as a condition to the issuance of any Stock under this Plan to a Key Employee, Key Consultant or Outside Director.

Section 12. LIFE OF PLAN

      No Option shall be granted under this Plan on or after the earlier of

            (a) the tenth anniversary of the original effective date of this Plan as determined under Section 4; provided, however, that after such anniversary date this Plan otherwise shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

            (b) the date on which all of the Stock reserved under Section 3 of this Plan has, as a result of the exercise of Options granted under this Plan, been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

      Section 13. ADJUSTMENT

      The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock to be granted from time to time pursuant to Section
7.3 of this Plan (if permitted by the exemption in Rule 16b-3 under the Exchange Act or any successor rule), the number of shares of Stock that may be granted pursuant to Section 5 of this Plan by the Designated Committee to any single Key Employee or Key Consultant, and the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust in a manner which satisfies the requirements of Section 424(a) of the Code the number of shares of Stock reserved under Section 3 of this Plan and the number of shares subject to Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code that provides for the substitution or assumption of such Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 15(a) of this Plan.

Section 14. SALE OR MERGER OF THE COMPANY

      If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each then outstanding Option, at the direction of the Board, may be canceled unilaterally by the Company as of the effective date of such transaction in exchange for a payment in cash or Stock, or in a combination of cash and Stock, equal in amount to the excess of the Fair Market Value on such date of the shares represented by the canceled Options over the Option Price for such shares.

Section 15. AMENDMENT OR TERMINATION

      This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that no such amendment shall be made absent the approval of the stockholders of the Company
(a) to increase the aggregate number of shares reserved under Section 3, (b) to change the class of persons eligible for Options under Section 6 or (c) to materially modify the requirements as to eligibility for participation in this Plan, (d) to otherwise materially increase the benefits accruing under this Plan to Plan participants if such approval would be required in order for the Company to comply with applicable law or the rules or regulations of any stock exchange or market on which the Stock is traded or listed. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that the Company shall not have the right to unilaterally cancel or, in a manner which would materially adversely affect the holder, amend or modify any Option granted before such suspension or termination unless (i) the Key Employee, Key Consultant or Outside Director previously consents in writing to such modification, amendment or cancellation or (ii) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

      It is the intention of the Company that the Plan shall comply with the conditions of Rule 16b-3 of the Exchange Act, as such Rule may from time to time be amended. The Board shall have the authority, without the approval of the stockholders, to amend the Plan from time to time to include any conditions, terms or other provisions which may be required to be set forth in a plan in order for transactions by directors or officers to be exempt under Rule 16b-3 of the Exchange Act or any successor exemption.

Section 16. CHANGE OF CONTROL

      Notwithstanding any other provision of the Plan, upon a Change of Control each Option granted under this Plan prior to such Change of Control shall immediately become exercisable to the full extent of the original grant and shall remain exercisable for three months (or such longer period as specified in the particular Option with regard to all or any shares of Stock covered by such Option) after (i) any termination of employment of any Key Employee; or (ii) resignation or removal of any Outside Director from the Company's Board of Directors.

Section 17. MISCELLANEOUS

      17.1 No Stockholder Rights. No Key Employee, Key Consultant or Outside Director shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of such Option pending the actual delivery of Stock subject to such Option to such Key Employee, Key Consultant or Non-Employee Director.

      17.2 No Contract of Employment. The grant of an Option to a Key Employee, Key Consultant or Outside Director under this Plan shall not constitute a contract of employment or consulting or right to continue to serve on the Company's Board of Directors and shall not confer on a Key Employee, Key Consultant or Outside Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

      17.3 Withholding. The exercise or surrender of any Option granted under this Plan shall constitute a Key Employee's full and complete consent to whatever action the Committee elects to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

      17.4 Construction. This Plan and the Option Certificates shall be construed under the laws of the State of Florida

      17.5. Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee or the Designated Committee, the members of the Committee and the Designated Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as directors or members of the Committee and the Designated Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the director or Committee or Designated Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a director or Committee or Designated Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

         The Company, the Board, the Committee, and the Designated Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.

      17.6 Governing Law. All rights and obligations under the Plan shall be constructed and interpreted with the laws of the State of New York, without giving effect to the principles of conflict of laws.

                                                                       Exhibit G

                           Second Restated and Amended

                           CERTIFICATE OF DESIGNATION

                                       BY

                               DIALOG GROUP, INC.

      Pursuant to the provisions of Sections 151(g) of the Delaware Corporation Law, Dialog Group, Inc. hereby amends its Certificate of Incorporation amend and restate the terms of its Class E Preferred Stock as follows:

By order of the Board of Directors, and with the consent of a majority of the holders thereof, the Corporation hereby amends and restates the terms of its series of Preferred Stock of 200 shares entitled Class E Cumulative Convertible Preferred Stock ("Class E Preferred") and that each share now have the following preferences, rights, qualifications, limitations and restrictions:

(a) Designation. The series of Preferred Stock created hereby shall be designated the Class E Preferred Stock.

(b) Authorized Shares. The number of shares of Class E Preferred Stock shall be 200 shares.

(c) Liquidation Rights. In the event of any liquidation, dissolution or winding up, or sale of more than 50% of the voting securities of the Company, either voluntary or involuntary, after setting apart or paying in full the preferential amounts due to holders of senior capital stock, if any, the holders of Class E Preferred Stock and parity capital stock, if any, shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of junior capital stock, including Common Stock, an amount equal to Ten Thousand Dollars ($10,000.00) per share plus any accumulated but unpaid dividends. If upon liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to the holders of the Class E Preferred Stock and parity capital stock, if any, shall be insufficient to permit in full the payment of the Liquidation Preference, then all the assets of the Company shall be distributed ratably among the holders of the Class E Preferred Stock and parity capital stock, if any. Neither the consolidation or merger of the Company nor the sale, lease or transfer by the Company of all or a substantial part of its assets of voting securities shall be deemed a liquidation, dissolution or winding up or sale of the Company for purposes of this section (c) so long as the holders of the Class E Preferred Stock receive the consideration received by the holders of the Common Stock calculated as if the Class E Preferred Stock were converted to Common Stock immediately prior to the triggering event.

(d) Dividends. From October 1, 2003 through and including June 30, 2005, each Each share of Class E Preferred Stock shall be entitled to receive an a dividend of $400 on March 31, June 30, September 30 and December 31 of each year commencing on December 31, 2003. If a dividend is not paid when due, it shall accumulate until paid or otherwise satisfied. The Company may, in its sole discretion, pay any current or accumulated dividend by issuing to the holders of the Class E Preferred the number of shares of Common Stock equal in value to the amount of unpaid dividends. For the purposes of calculating the number of shares of Common Stock to be issued, the Common Stock shall be valued at the average of the closing prices (or the closing bid price on any day when there where no shares traded) on the last 20 trading days before the date on which the dividend is due.

(e) Conversion Rights. Commencing May 25, 2005 July 1, 2004, each share of Class E Preferred Stock shall be convertible, at the option of the holder, into 83,333 500,000 fully paid and non-assessable shares of the Company's Common Stock, provided, however, that any conversion would not violate any applicable federal, state, or local law, rule, regulation, or any judgment, writ, decree, or order binding upon the Company or the holder, or any provision of the Company's or holder's Articles of Incorporation or Bylaws, nor conflict with or contravene the provisions of any agreement to which the Company and the holder are parties or by which they are bound. The foregoing conversion calculation shall be hereinafter referred to as the "Conversion Ratio".

      (i) Conversion Procedure. The holder shall effect conversions by surrendering the certificate(s) representing the Class E Preferred Stock to be converted, properly endorsed with a medallion guarantee to the Company at its headquarters, together with a form of conversion notice satisfactory to the Company, which shall be irrevocable. If the holder is converting less than all of the shares of Class E Preferred Stock represented by the certificate tendered, the Company shall promptly deliver to the holder a new certificate representing the shares of Class E Preferred Stock not converted. Not later than ten [10] trading days after the conversion date, the Company will deliver to the holder, (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion. If the Company does not deliver the certificate(s) by the date required under this paragraph (e)(i), the holder shall be entitled by written notice to the Company at any time on or before receipt of the certificate(s), to rescind such conversion.

      (ii) Adjustments on Stock Splits, Dividends and Distributions. If the Company, at any time while any Class E Preferred Stock is outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock [whether payable in shares of its Common Stock or of capital stock of any class], (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue reclassification of shares of Common Stock any shares of capital stock of the Company, the Conversion Ratio shall be adjusted by multiplying the number of shares of Common Stock issuable by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding after such event and of which the denominator shall be the number of shares of Common Stock outstanding before such event. Any adjustment made pursuant to this paragraph
(e)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. Whenever the Conversion Ratio is adjusted pursuant to this paragraph, the Company shall promptly mail to the Holder a notice setting forth the Conversion Ratio after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      (iii) Adjustments on Reclassifications, Consolidations and Mergers. In case of reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Class E Preferred Stock then outstanding shall have the right thereafter to convert such Class E Preferred Stock only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Class E Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this paragraph (e)(iii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

      (iv) Fractional Shares; Issuance Expenses. Upon a conversion of Class E Preferred Stock, the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but shall issue that number of shares of Common Stock rounded to the nearest whole number. The issuance of certificates for shares of Common Stock on conversion of Class E Preferred Stock shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.


(f) Voting Rights. Except as otherwise provided by law, each holder of Class E Preferred, by virtue of its ownership thereof, shall be entitled to cast that number of votes equal to the number of shares of Common Stock into which that holder's Class E Preferred is then convertible pursuant to Section (e) on each matter submitted to the Company's shareholders for voting. Each vote shall be cast together with those cast by the holders of Common Stock and not as a separate class except as otherwise provided by law. The Class E Preferred shall not have cumulative voting rights.

(g) Redemption The Class E Preferred Stock shall be callable for redemption, upon not more than ninety (90) days or less than thirty (30) days notice, at 120% of the liquidation preference established in section (c) at any time after October 1, 2005. A holder of Class E Preferred Stock shall have until the date set forth in the notice as the call date to exercise his conversion rights. If less than all the outstanding Class E Preferred Stock is to be called, the certificates to be called shall be selected at random or called pro-rata as determined by the Board of Directors.

(h) Reservation of Shares of Common Stock. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Class E Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of Class E Preferred Stock, such number of shares of Common Stock as shall be issuable upon the conversion of the outstanding Class E Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding Class E Preferred Stock, the Company will take such corporate action necessary to increase its authorized shares of Common Stock to such number as shall be sufficient for such purpose. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and non-assessable.

(i) No Reissuance of Class E Preferred Stock. No shares of the Class E Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares of capital stock which the Company shall be authorized to issue.

(j) Mandatory Redemption. There shall be no mandatory redemption except as provided in section (g).

      IN WITNESS WHEREOF, said Dialog Group, Inc. has caused this Certificate to be signed by Mark Alan Siegel, its Secretary, this __ day of October 2005.

                                             Dialog Group, Inc.


                                             By: _____________________________
                                                 Mark Alan Siegel, Secretary